UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22329

Nuveen Mortgage Opportunity Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2019

Nuveen Closed-End Funds

JLS	Nuveen Mortgage Opportunity Term Fund
JMT	Nuveen Mortgage Opportunity Term Fund 2

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chairman’s Letter to Shareholders

Dear Shareholders,

The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Acknowledging similar concerns, the U.S. Federal Reserve recently lowered its benchmark interest rate 0.25% for the first time in a decade and will stop reducing its bond portfolio sooner than planned to help stimulate the U.S. economy. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.

Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating but still expanding, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Some central banks have begun to adjust monetary policy to help sustain growth and others continue to emphasize their readiness to act, while China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.

The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 23, 2019

Portfolio Manager’s Comments

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Fund Advisors, LLC (NFA), an affiliate of Nuveen, LLC. NFA is responsible for determining each Fund’s overall investment strategy and monitoring the performance of Wellington Management Company LLP (Wellington Management), the sub-adviser for both Funds. Wellington Management is responsible for implementing each Fund’s direct investments in mortgage-backed securities and other permitted investments. Michael F. Garrett serves as portfolio manager for these Funds.

On May 23, 2019, the Board of Trustees of Nuveen Mortgage Opportunity Term Fund and Nuveen Mortgage Opportunity Term Fund 2 approved a series of proposals that allows shareholders the opportunity to maintain their exposure to securitized credit. In light of the upcoming scheduled termination of Nuveen Mortgage Opportunity Term Fund and Nuveen Mortgage Opportunity Term Fund 2 on November 30, 2019 and February 28, 2020, respectively, these alternate proposals, which replace a previously announced merger proposal, asks shareholders of each Fund to vote to amend the charter and eliminate the term structure. For each Fund, if the Fund’s charter amendment and the other proposals described below are approved by shareholders, the Fund will conduct a tender offer for up to 100% of its outstanding shares at net asset value. If the Fund’s managed assets taking into account shares properly tendered in the tender offer would be $80 million or greater, the tender offer will be completed and the Fund’s term structure will be eliminated. If the Fund’s managed assets after the tender offer would be less than $80 million, the tender offer will be cancelled with no common shares repurchased and instead that Fund will proceed to terminate as scheduled. The Funds currently have an investment objective to generate attractive total returns through opportunistic investments in mortgage-backed securities (MBS). As part of the alternate proposals, shareholders will be asked to vote on a change in investment objective to generate high current income through opportunistic investments in securitized credit. Additionally, JLS and JMT will update their investment policies to invest at least 65% of managed assets in MBS, including residential MBS and commercial MBS and may invest up to 35% in non-mortgage related asset-backed securities including, but not limited to, consumer, auto, collateralized loan obligations, solar, timeshare, aircraft and catastrophe bonds. As a result of these investment policy changes, each of JLS and JMT will change its name. JLS will be renamed “Nuveen Mortgage and Income Fund” and JMT will be renamed “Nuveen Mortgage and Income Fund 2.” Additionally, as part of the alternate proposals, shareholders of each Fund will be asked to vote on a new investment management agreement with Nuveen Fund Advisors, LLC that provides for a lower fund-level management fee at each asset level and a new sub-advisory agreement with Teachers Advisors, LLC.

Here the portfolio manager reviews the Funds management strategy and the performance of the Funds for the six-month reporting period ended June 30, 2019.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial recording purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)

What key strategies were used to manage the Funds during this six-month reporting period ended June 30, 2019?

Both Funds seek to generate total returns by investing in a diverse portfolio of mortgage-backed securities (MBS), consisting primarily of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, primarily non-agency RMBS and CMBS. Both JLS and JMT may be leveraged directly to a maximum effective leverage of 33% of total net asset value.

Our approach to sector allocation has remained consistent since the Funds’ launch. JLS’s since inception date is November 25, 2009 and JMT’s since inception date is February 23, 2010. We maintained our constructive outlook for both CMBS and non-agency RMBS during the period, with our positioning remaining relatively consistent. While we are constructive on CMBS, we continue to favor residential credit from a relative value perspective, and have a bias to the higher quality collateral types within each sector. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to protect against downside risk in the event of a prolonged path toward economic recovery. With an emphasis on the long-term, we continued to focus on finding opportunities to add securities we feel were best positioned to provide stability of principal and attractive income over the duration of the Funds’ limited terms.

During the reporting period, we maintained our constructive outlook for both CMBS and non-agency RMBS, with our positioning remaining relatively consistent. The Funds continued to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to protect against downside risk in the event of a prolonged path toward economic recovery.

CMBS posted positive absolute returns at the broad sector level during the six-month reporting period as interest rates rallied and credit spreads tightened. The spread on the Bloomberg Barclays CMBS Aggregate Index ended the reporting period 17 basis points tighter. Within the sector, lower rated bonds outperformed amid a supportive macro-economic backdrop.

The non-agency RMBS market generated strong, positive absolute returns during the reporting period. Performance rebounded after the late 2018 credit market sell-off and spreads tightened, led by more subordinate tranches. On an absolute basis, RMBS yields are lower, like other credit sectors, however, with spreads nearly unchanged despite lower U.S. Treasury and swap rates. The likelihood of near-term government-sponsored enterprise (GSE) reform legislation remains low, but the risk exists that U.S. housing is slowed by the Federal Housing Finance Agency (FHFA) efforts to reduce the GSE’s footprint.

How did the Funds perform during this six-month reporting period ended June 30, 2019?

The tables in the Performance Overview and Holding Summaries section of this report provide total returns for the six-month, one-year, five-year and since inception periods ended June 30, 2019. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period, JLS and JMT underperformed the Barclays U.S. Aggregate Bond Index. This index reflects the general performance of the bond market over these periods, but not the specific MBS market in which the Funds primarily invest.

Within the Funds, returns for the reporting period were positive across the broad sectors. The primary contributor to the Funds’ absolute returns was the allocation to residential credit, which performed well in spite of broader macro-economic uncertainty, owing to solid investor demand and supportive housing fundamentals. The allocation to CMBS also positively impacted performance during the reporting period.

Legacy subordinated bonds were the largest detractors during the reporting period as their performance can be somewhat volatile, driven more by idiosyncratic factors related to the expected performance of the small number of remaining loans in those deals.

The Funds also used U.S. Treasury futures for duration and yield curve management purposes. These positions had a negative impact during the reporting period.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Fund’s use of leverage had a positive impact on the total return performance during this reporting period.

As of June 30, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.

	JLS	JMT
Effective Leverage*	28.47%	29.64%
Regulatory Leverage*	28.47%	29.64%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	January 1, 2019	Draws	Paydowns	June 30, 2019	Average Balance Outstanding	Draws	Paydowns	August 27, 2019
JLS	$147,200,000	$—	$—	$147,200,000	$147,200,000	$—	$(147,200,000)	$—
JMT	$46,200,000	$—	$—	$46,200,000	$46,200,000	$—	$(46,200,000)	$—

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements and Note 10 – Subsequent Events for further details.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of June 30, 2019.

The Funds have a cash flow-based distribution program. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, each Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate as of June 30, 2019 of the sources (for tax purposes) of each Fund’s distributions. These sources estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Funds attribute these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2019 will be made in early 2020 and reported to you on Form 1099-DIV. More details about the tax characteristics of each Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of June 30, 2019

	Current Month Estimated Percentage of the Distribution			Fiscal YTD Estimated Per Share Amounts
Fund	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
JLS (FYE 12/31)	62.1%	0.0%	37.9%	$0.6810	$0.4226	$0.0000	$0.2584
JMT (FYE 12/31)	57.0%	0.0%	43.0%	$0.6750	$0.3849	$0.0000	$0.2901

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of June 30, 2019

	Inception Date	Latest Monthly Per Share Distribution	Annualized			Cumulative
Fund			Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
JLS (FYE 12/31)	11/25/2009	$0.1135	5.85%	4.70%	5.34%	2.93%	4.12%
JMT (FYE 12/31)	2/23/2010	$0.1125	6.00%	4.48%	5.16%	3.00%	4.05%

Common Share Information (continued)

Change in Method of Publishing Nuveen Closed-End Fund Distribution Amounts

Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE REPURCHASES

During August 2019 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JLS	JMT
Common shares cumulatively repurchased and retired	0	0
Common shares authorized for repurchase	1,590,000	485,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JLS	JMT
Common share NAV	$23.28	$22.49
Common share price	$23.22	$22.49
Premium/(Discount) to NAV	(0.26)%	0.00%
6-month average premium/(discount) to NAV	(0.81)%	(0.31)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Mortgage Opportunity Term Fund (JLS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JLS.

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JMT.

JLS	Nuveen Mortgage Opportunity Term Fund Performance Overview and Holding Summaries as of June 30, 2019

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JLS at Common Share NAV	4.12%	4.70%	5.34%	8.22%
JLS at Common Share Price	6.99%	8.01%	7.49%	8.06%
Bloomberg Barclays U.S. Aggregate Bond Index	6.11%	7.87%	2.95%	3.51%

Since inception returns are from 11/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	122.5%
Asset-Backed Securities	15.1%
Repurchase Agreements	3.7%
Other Assets Less Liabilities	(1.5)%
Net Assets Plus Borrowings	139.8%
Borrowings	(39.8)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

U.S. Treasury/Agency	8.3%
AAA	15.8%
AA	3.9%
A	6.5%
BBB	19.8%
BB or Lower	25.0%
N/R (not rated)	20.7%
Total	100%

JMT	Nuveen Mortgage Opportunity Term Fund 2 Performance Overview and Holding Summaries as of June 30, 2019

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JMT at Common Share NAV	4.05%	4.48%	5.16%	8.14%
JMT at Common Share Price	4.53%	7.92%	7.48%	8.04%
Bloomberg Barclays U.S. Aggregate Bond Index	6.11%	7.87%	2.95%	3.58%

Since inception returns are from 2/23/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	123.1%
Asset-Backed Securities	16.8%
Repurchase Agreements	3.8%
Other Assets Less Liabilities	(1.6)%
Net Assets Plus Borrowings	142.1%
Borrowings	(42.1)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

U.S. Treasury/Agency	8.1%
AAA	16.3%
AA	3.8%
A	7.2%
BBB	19.5%
BB or Lower	25.1%
N/R (not rated)	20.0%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on June 27, 2019 for JLS and JMT; at this meeting the shareholders were asked to vote to approve an amendment to the Fund’s Declaration of Trust, to approve the Adoption of a New Investment Objective, a New Investment Management Agreement, a New Sub-Advisory Agreement and to elect Board Members. The meeting was subsequently adjourned to July 30, 2019.

	JLS	JMT
	Common Shares	Common Shares
To approve an amendment to the Fund’s Declaration of Trust
For	5,056,473	1,267,454
Against	848,572	94,285
Abstain	200,094	60,047
BNV	5,494,715	1,251,861
Total	11,599,854	2,673,647
To approve the adoption of a new investment objective
For	5,063,053	1,261,920
Against	844,417	97,436
Abstain	197,669	62,430
BNV	5,494,715	1,251,861
Total	11,599,854	2,673,647
To approve a new investment management agreement
For	5,074,491	1,269,625
Against	830,629	94,909
Abstain	200,019	57,252
BNV	5,494,715	1,251,861
Total	11,599,854	2,673,647
To approve a new investment sub-advisory agreement
For	5,065,877	1,269,831
Against	837,394	94,703
Abstain	201,868	57,252
BNV	5,494,715	1,251,861
Total	11,599,854	2,673,647
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	10,548,135	2,466,943
Withhold	1,051,719	206,704
Total	11,599,854	2,673,647
Carole E. Stone
For	10,550,115	2,468,244
Withhold	1,049,739	205,403
Total	11,599,854	2,673,647
Margaret L. Wolff
For	10,549,817	2,468,244
Withhold	1,050,037	205,403
Total	11,599,854	2,673,647
William C. Hunter
For	10,543,017	2,468,156
Withhold	1,056,837	205,491
Total	11,599,854	2,673,647

JLS	Nuveen Mortgage Opportunity Term Fund Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 137.6% (97.4% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 122.5% (86.7% of Total Investments)

$3,200	280 Park Avenue 2017-280P Mortgage Trust, 144A, (1-Month LIBOR reference rate + 2.119% spread), (3)	4.513%	9/15/34	BB–	$3,208,016
3,735	Angel Oak Mortgage Trust 2019-3, 144A	2.930%	5/25/59	AAA	3,753,784
955	Angel Oak Mortgage Trust I LLC 2016-1, 144A	3.500%	7/25/46	N/R	962,811
767	Angel Oak Mortgage Trust I LLC 2017-2, 144A	2.478%	7/25/47	AAA	765,319
247	Angel Oak Mortgage Trust LLC, 144A	3.644%	1/25/47	AAA	247,788
1,397	Arroyo Mortgage Trust 2018-1, 144A	3.763%	4/25/48	AAA	1,430,688
3,485	Arroyo Mortgage Trust 2019-1, 144A	3.805%	1/25/49	AAA	3,562,709
745	BAMLL Commercial Mortgage Securities Trust 2018-DSNY, 144A, (1-Month LIBOR reference rate + 1.700% spread), (3)	4.094%	9/15/34	BBB–	747,676
9	Banc of America Alternative Loan Trust 2006-6	6.000%	7/25/46	N/R	8,781
4,408	BCAP LLC Trust 2007-AA1, (1-Month LIBOR reference rate + 0.180% spread), (3)	2.584%	3/25/37	Caa3	4,346,574
2,504	Bellemeade Re 2019-1 Ltd, 144A, (1-Month LIBOR reference rate + 1.300% spread), (3)	3.704%	3/25/29	N/R	2,503,640
1,277	Bunker Hill Loan Depositary Trust 2019-1, 144A	3.817%	10/26/48	AA+	1,298,673
2,628	ChaseFlex Trust Series 2007-2, (1-Month LIBOR reference rate + 0.280% spread), (3)	2.684%	5/25/37	B3	2,502,626
982	CHL Mortgage Pass-Through Trust 2006-HYB1	4.066%	3/20/36	Caa3	923,210
730	Citigroup Commercial Mortgage Trust 2015-GC29, 144A	3.110%	4/10/48	BBB–	663,824
848	Civic Mortgage LLC, 144A	3.892%	6/25/22	N/R	846,530
1,205	COLT 2018-3 Mortgage Loan Trust, 144A	4.283%	10/26/48	BBB	1,230,470
3,286	COLT 2019-1 Mortgage Loan Trust, 144A	3.705%	3/25/49	AAA	3,337,134
315	COMM 2012-CCRE3 Mortgage Trust, 144A	4.911%	10/15/45	A–	314,308
3,250	COMM 2012-CCRE5 Mortgage Trust, 144A	4.465%	12/10/45	Baa3	3,146,530
2,700	COMM 2013-CCRE9 Mortgage Trust, 144A	4.397%	7/10/45	BBB–	2,459,414
1,645	COMM 2019-521F Mortgage Trust, 144A, (1-Month LIBOR reference rate + 0.900% spread), (3)	3.380%	6/15/34	AAA	1,645,996
2,010	Connecticut Avenue Securities Trust 2019-R01, 144A, (1-Month LIBOR reference rate + 0.850% spread), (3)	3.254%	7/25/31	BBB–	2,012,975
545	Connecticut Avenue Securities Trust 2019-R03, 144A, (1-Month LIBOR reference rate + 2.150% spread), (3)	4.554%	9/25/31	B+	548,003
4,335	Core Industrial Trust 2015-CALW, 144A	3.979%	2/10/34	B	4,411,812
2,052	Corevest American Finance 2019-1 Trust, 144A	3.324%	3/15/52	AAA	2,129,462
3,910	CSAIL 2015-C1 Commercial Mortgage Trust, 144A	3.936%	4/15/50	BBB–	3,681,246
1,476	CSMC 2018-RPL8 Trust, 144A	4.125%	7/25/58	N/R	1,495,731
2,657	Deephaven Residential Mortgage Trust 2018-4, 144A	4.080%	10/25/58	AAA	2,695,675
1,889	Deephaven Residential Mortgage Trust 2019-2, 144A	3.558%	4/25/59	AAA	1,909,030
2,093	Eagle RE 2018-1 Ltd, 144A, (1-Month LIBOR reference rate + 1.700% spread), (3)	4.104%	11/25/28	N/R	2,092,998
3,855	Eagle RE 2019-1 Ltd, 144A, (1-Month LIBOR reference rate + 1.250% spread), (3)	3.654%	4/25/29	N/R	3,857,363
7,445	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.000% spread), (3)	4.404%	3/25/31	B	7,454,337
3,380	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.200% spread), (3)	4.604%	1/25/30	B1	3,412,159
5,400	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.200% spread), (3)	4.604%	8/25/30	B	5,421,773
3,400	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.250% spread), (3)	4.654%	7/25/30	B+	3,435,951
1,815	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.500% spread), (3)	4.904%	5/25/30	B	1,845,773
4,165	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.550% spread), (3)	4.954%	12/25/30	B	4,229,706
3,570	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.800% spread), (3)	5.204%	2/25/30	B	3,675,402

JLS	Nuveen Mortgage Opportunity Term Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,645	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.850% spread), (3)	5.254%	11/25/29	BB–	$1,694,934
1,650	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.000% spread), (3)	5.404%	10/25/29	Ba2	1,722,044
2,325	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.550% spread), (3)	5.594%	7/25/29	BB+	2,460,933
3,600	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.650% spread), (3)	6.054%	9/25/29	BB–	3,830,383
4,414	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.000% spread), (3)	6.404%	5/28/30	N/R	4,684,143
3,425	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.654%	1/25/29	AAA	3,677,380
3,800	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.654%	4/25/29	BBB–	4,083,193
2,475	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.300% spread), (3)	6.704%	2/25/25	BBB	2,647,032
5,814	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.854%	1/25/29	BB+	6,191,323
3,400	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.854%	2/25/30	N/R	3,599,633
2,035	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.854%	5/25/30	N/R	2,166,963
1,357	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.550% spread), (3)	6.954%	2/25/25	A	1,427,753
1,083	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.900% spread), (3)	7.304%	11/25/24	A2	1,194,317
2,153	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.404%	7/25/25	BBB	2,301,769
2,038	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.404%	7/25/25	BB–	2,229,650
5,114	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 5.050% spread), (3)	7.454%	11/25/29	N/R	5,636,906
3,528	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 5.250% spread), (3)	7.654%	10/25/23	A–	3,919,640
3,414	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 5.550% spread), (3)	7.954%	4/25/28	BBB–	3,705,210
2,076	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 5.700% spread), (3)	8.104%	4/25/28	BB+	2,305,263
5,452	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 5.900% spread), (3)	8.304%	10/25/28	BBB–	5,998,534
940	Fannie Mae Connecticut Avenue Securities, 144A, (1-Month LIBOR reference rate + 2.100% spread), (3), (WI/DD)	4.640%	6/25/39	N/R	942,468
1,683	Fannie Mae REMICS	0.000%	6/25/36	N/R	1,488,015
1,326	First Horizon Alternative Mortgage Securities Trust 2005-AA7	4.366%	9/25/35	N/R	1,279,543
1,994	First Horizon Alternative Mortgage Securities Trust 2006-FA3	6.000%	7/25/36	Ca	1,568,918
22,841	Freddie Mac Multifamily Structured Pass Through Certificates, (I/O)	1.714%	7/25/41	N/R	1,366,238
16,460	Freddie Mac Multifamily Structured Pass Through Certificates, (I/O)	1.781%	9/25/41	N/R	1,086,562
17,710	Freddie Mac Multifamily Structured Pass Through Certificates, (I/O)	2.568%	6/25/42	N/R	1,912,545
1,630	Freddie Mac Multifamily Structured Pass Through Certificates, (I/O)	2.910%	1/25/43	N/R	68,840
7,216	Freddie Mac Multifamily Structured Pass Through Certificates, (I/O)	2.182%	6/25/44	N/R	918,304
1,380	Freddie Mac Stacr Trust 2018-HQA2, 144A, (1-Month LIBOR reference rate + 2.300% spread), (3)	4.730%	10/25/48	B+	1,386,016
3,930	Freddie Mac STACR Trust 2019-DNA1, 144A, (1-Month LIBOR reference rate + 0.900% spread), (3)	3.330%	1/25/49	BBB+	3,939,595
2,313	Freddie Mac STACR Trust 2019-DNA1, 144A, (1-Month LIBOR reference rate + 2.650% spread), (3)	5.080%	1/25/49	B+	2,368,012
1,155	Freddie Mac Stacr Trust 2019-HQA1, 144A, (1-Month LIBOR reference rate + 2.350% spread), (3)	4.754%	2/25/49	B+	1,165,582
935	Freddie Mac STACR Trust 2019-HQA2, 144A, (1-Month LIBOR reference rate + 2.050% spread), (3)	4.454%	4/25/49	B+	939,357
2,220	Freddie Mac STACR Trust 2019-HRP1, 144A, (1-Month LIBOR reference rate + 1.400% spread), (3)	3.811%	2/25/49	BBB+	2,220,713
3,518	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 1.350% spread), (3)	3.754%	3/25/29	A+	3,540,927

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$5,800	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 2.300% spread), (3)	4.704%	9/25/30	B	$5,820,905
5,875	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 2.350% spread), (3)	4.754%	4/25/30	AAA	5,967,433
2,925	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 2.500% spread), (3)	4.904%	3/25/30	BB	2,990,610
3,800	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 2.650% spread), (3)	5.054%	12/25/29	BB–	3,890,069
2,131	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 2.900% spread), (3)	5.304%	7/25/28	AA+	2,155,720
1,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.450% spread), (3)	5.854%	10/25/29	BB+	1,069,265
3,550	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.550% spread), (3)	5.954%	8/25/29	Ba2	3,787,909
2,500	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.800% spread), (3)	6.204%	3/25/29	BBB–	2,658,846
3,300	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.900% spread), (3)	6.304%	12/25/27	A1	3,477,112
4,900	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.900% spread), (3)	6.304%	4/25/29	BB	5,279,606
3,266	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.654%	11/25/23	BBB–	3,529,329
3,910	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 4.350% spread), (3)	6.754%	9/25/30	N/R	4,153,170
1,964	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 4.750% spread), (3)	7.154%	10/25/24	AA–	2,096,201
5,450	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.404%	8/25/29	N/R	6,030,827
4,275	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 5.150% spread), (3)	7.554%	11/25/28	Baa3	4,726,792
4,340	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 5.550% spread), (3)	7.954%	7/25/28	A–	4,916,290
2,289	Freddie Mac Structured Agency Credit Risk Debt Notes, 144A	3.743%	2/25/48	BBB	2,306,740
1,305	FREMF 17-K68 Mortgage Trust, 144A	3.976%	10/25/49	Baa2	1,292,302
1,531	FREMF 2013-K31 Mortgage Trust, 144A	3.743%	7/25/46	Baa1	1,561,369
775	FREMF 2014-K37 Mortgage Trust, 144A	4.714%	1/25/47	AA–	820,969
3,160	FREMF 2015-K44 Mortgage Trust, 144A	3.807%	1/25/48	BBB–	3,171,212
4,045	FREMF 2015-K720 Mortgage Trust, 144A	3.506%	7/25/22	Baa3	4,045,824
4,362	FREMF 2016-K504 Mortgage Trust, 144A	3.138%	9/25/20	N/R	4,372,207
1,288	FREMF 2016-K54 Mortgage Trust, 144A	4.189%	4/25/48	BBB–	1,304,157
1,400	FREMF 2016-K722 Mortgage Trust, 144A	3.971%	7/25/49	BBB–	1,415,378
1,740	FREMF 2017-K725 Mortgage Trust, 144A	4.012%	2/25/50	BBB	1,767,431
905	FREMF 2017-K728 Mortgage Trust, 144A	3.764%	11/25/50	BBB–	903,338
3,250	FREMF 2017-KT01 Multifamily Aggregation Risk Transfer Trust, 144A	4.566%	2/25/20	N/R	3,246,717
895	FREMF 2018-K730 Mortgage Trust, 144A	3.926%	2/25/50	BBB	899,254
2,266	FREMF 2018-K732 Mortgage Trust, 144A	4.194%	5/25/25	Baa3	2,301,683
1,160	FREMF 2018-K733 Mortgage Trust, 144A	4.218%	9/25/25	Baa1	1,220,482
1,557	GCAT 2018-1 LLC, 144A	3.844%	6/25/48	N/R	1,565,669
3,646	GCAT 2019-NQM1 LLC, 144A	2.985%	2/25/59	AAA	3,664,028
2,355	General Electric Co, 144A, (1-Month LIBOR reference rate + 2.250% spread), (3)	4.644%	9/15/31	AA–	2,357,593
1,914	GMACM Mortgage Loan Trust 2005-AF2	6.000%	12/25/35	N/R	1,882,933
1,812	GMACM Mortgage Loan Trust 2005-AR5	3.234%	9/19/35	C	1,364,766
1,349	GMACM Mortgage Loan Trust 2006-AR1	4.210%	4/19/36	N/R	1,228,294
301	Government National Mortgage Association	3.000%	1/20/40	N/R	310,693
450	Government National Mortgage Association	3.000%	2/16/40	N/R	463,864
1,760	Government National Mortgage Association	3.000%	11/20/41	N/R	1,805,032
1,535	Government National Mortgage Association	2.500%	9/20/42	N/R	1,430,847
1,650	Government National Mortgage Association	3.500%	8/16/43	N/R	1,752,363
783	Government National Mortgage Association	3.000%	3/20/44	N/R	797,367
2,557	Government National Mortgage Association	3.500%	8/20/44	N/R	2,734,289
2,542	Government National Mortgage Association	3.000%	9/20/44	N/R	2,607,167
8,624	Government National Mortgage Association, (I/O)	3.000%	12/16/27	N/R	728,851
641	Government National Mortgage Association, (I/O)	4.500%	10/20/39	N/R	52,097

JLS	Nuveen Mortgage Opportunity Term Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,275	GS Mortgage Securities Corp Trust 2017-500K, 144A, (1-Month LIBOR reference rate + 1.800% spread), (3)	4.194%	7/15/32	N/R	$1,269,439
2,370	GS Mortgage Securities Trust 2017-GS5, 144A	3.509%	3/10/50	BBB–	2,186,264
2,625	GS Mortgage Securities Trust 2017-GS6, 144A	3.243%	5/10/50	BBB–	2,255,446
2,699	GSAA Home Equity Trust 2007-8, (1-Month LIBOR reference rate + 0.450% spread), (3)	2.854%	8/25/37	B1	2,626,249
1,570	Home Re 2018-1 Ltd, 144A, (1-Month LIBOR reference rate + 1.600% spread), (3)	4.030%	10/25/28	N/R	1,567,360
1,066	IndyMac INDA Mortgage Loan Trust 2007-AR3	3.686%	7/25/37	N/R	986,535
2,493	IndyMac INDX Mortgage Loan Trust 2005-AR11	3.926%	8/25/35	Caa3	2,251,064
1,989	IndyMac INDX Mortgage Loan Trust 2007-AR5	3.844%	5/25/37	Ca	1,894,163
1,705	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5, 144A	5.554%	8/15/46	Baa3	1,732,157
1,532	JP Morgan Mortgage Trust 2006-A6	4.415%	10/25/36	N/R	1,422,360
2,717	LSTAR Securities Investment Ltd 2019-3, 144A, (1-Month LIBOR reference rate + 1.500% spread), (3)	3.940%	4/01/24	N/R	2,716,108
3,672	LSTAR Securities Investment Ltd 2019-4, 144A, (1-Month LIBOR reference rate + 1.500% spread), (3)	3.940%	5/01/24	N/R	3,673,402
2,035	LSTAR Securities Investment Trust 2019-1, 144A, (1-Month LIBOR reference rate + 1.700% spread), (3)	4.140%	3/01/24	N/R	2,040,202
1,153	LSTAR Securities Investment Trust 2019-2, 144A, (1-Month LIBOR reference rate + 1.500% spread), (3)	3.940%	4/01/24	N/R	1,153,365
1,461	Merrill Lynch Mortgage Backed Securities Trust Series 2007-2, (H15T1Y reference rate + 2.400% spread), (3)	4.690%	8/25/36	Caa2	1,448,046
2,142	Merrill Lynch Mortgage Backed Securities Trust Series 2007-3	4.302%	6/25/37	N/R	1,746,894
3,350	MFA 2017-NPL1 LLC, 144A	3.352%	11/25/47	N/R	3,335,081
930	Mill City Mortgage Loan Trust 2018-1, 144A	3.250%	5/25/62	AAA	942,436
2,133	Mill City Mortgage Loan Trust 2018-3, 144A	3.500%	8/25/58	Aaa	2,187,985
905	Morgan Stanley Capital I Trust 2017-CLS, 144A, (1-Month LIBOR reference rate + 1.950% spread), (3)	4.344%	11/15/34	Ba3	900,366
5,205	Morgan Stanley Capital I Trust 2017-CLS, 144A, (1-Month LIBOR reference rate + 2.600% spread), (3)	4.994%	11/15/34	B3	5,181,923
325	Morgan Stanley Mortgage Loan Trust 2007-15AR	3.703%	11/25/37	CCC	276,173
5,030	MSSG Trust 2017-237P, 144A	3.865%	9/13/39	BB–	4,958,476
405	New Residential Mortgage Loan Trust 2016-3, 144A	3.250%	9/25/56	Aaa	412,335
1,975	New Residential Mortgage Loan Trust 2018-4, 144A, (1-Month LIBOR reference rate + 0.900% spread), (3)	3.304%	1/25/48	Aaa	1,972,417
3,715	New Residential Mortgage Loan Trust 2019-NQM3, 144A	2.802%	7/25/49	AAA	3,720,981
579	Oak Hill Advisors Residential Loan Trust 2017-NPLA, 144A	3.000%	6/25/57	N/R	578,358
2,443	PMT Credit Risk Transfer Trust 2019-1R, 144A, (1-Month LIBOR reference rate + 2.000% spread), (3)	4.429%	3/27/24	N/R	2,445,207
1,615	Pretium Mortgage Credit Partners I 2018-NPL4 LLC, 144A	4.826%	9/25/58	N/R	1,634,423
1,655	Pretium Mortgage Credit Partners I 2019-NPL1 LLC, 144A	4.213%	7/25/60	N/R	1,679,300
3,090	Progress Residential 2019-SFR2 Trust, 144A	3.147%	5/17/36	Aaa	3,142,736
1,926	PRPM 2018-2 LLC, 144A	4.000%	8/25/23	N/R	1,943,220
3,212	PRPM 2018-3 LLC, 144A	4.483%	10/25/23	N/R	3,260,048
2,211	PRPM 2019-2 LLC, 144A	3.967%	4/25/24	N/R	2,243,308
1,714	Radnor RE 2019-1 Ltd, 144A, (1-Month LIBOR reference rate + 1.250% spread), (3)	3.654%	2/25/29	N/R	1,717,525
2,505	RALI Series 2007-QS2 Trust	6.250%	1/25/37	Caa3	2,321,276
6,395	RAMP Series 2006-NC2 Trust, (1-Month LIBOR reference rate + 0.290% spread), (3)	2.694%	2/25/36	Aaa	6,386,921
21	RFMSI Series 2006-SA2 Trust	5.257%	8/25/36	N/R	19,550
1	RFMSI Series 2006-SA3 Trust	5.250%	9/25/36	N/R	583
1,327	RFMSI Series 2007-SA2 Trust	4.903%	4/25/37	N/R	1,277,734
1,127	RFMSI Series 2007-SA3 Trust	5.217%	7/27/37	N/R	1,002,812
2,344	Sequoia Mortgage Trust 2007-1	4.335%	2/20/47	N/R	2,193,186
1,855	Spruce Hill Mortgage Loan Trust 2019-SH1, 144A	3.395%	4/29/49	AAA	1,871,887
4,296	STACR Trust 2018-HRP1, 144A, (1-Month LIBOR reference rate + 1.650% spread), (3)	4.054%	4/25/43	BB–	4,313,754
230	STACR Trust 2018-HRP1, 144A, (1-Month LIBOR reference rate + 3.750% spread), (3)	6.154%	4/25/43	N/R	236,401
1,570	STACR Trust 2018-HRP2, 144A, (1-Month LIBOR reference rate + 1.250% spread), (3)	3.654%	2/25/47	A	1,576,896
701	STARM Mortgage Loan Trust 2007-4	4.307%	10/25/37	CCC	659,360

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$4,539	Structured Adjustable Rate Mortgage Loan Trust Series 2007-6, (1-Month LIBOR reference rate + 0.190% spread), (3)	2.594%	7/25/37	B2	$4,441,156
891	Towd Point Mortgage Trust 2018-5, 144A	3.250%	7/25/58	AAA	909,815
2,473	Towd Point Mortgage Trust 2019-1, 144A	3.750%	3/25/58	AAA	2,581,919
1,146	Towd Point Mortgage Trust 2019-SJ1, 144A	3.750%	11/25/58	AAA	1,158,421
5,560	Towd Point Mortgage Trust 2019-SJ2, 144A	4.250%	11/25/58	AA	5,725,999
625	Towd Point Mortgage Trust, 144A	3.750%	5/25/58	AAA	648,211
2,090	Vericrest Opportunity Loan Trust 2019-NPL2, 144A	3.967%	2/25/49	N/R	2,109,717
930	Vericrest Opportunity Loan Trust 2019-NPL3, 144A	3.967%	3/25/49	N/R	937,095
1,824	Verus Securitization Trust 2019-2, 144A	3.211%	4/25/59	AAA	1,837,961
2,250	VNDO 2012-6AVE Mortgage Trust, 144A	3.448%	11/15/30	A–	2,285,538
512	VOLT LXII LLC, 144A	3.125%	9/25/47	N/R	513,305
3,470	VOLT LXIV LLC, 144A	4.625%	10/25/47	N/R	3,463,662
3,361	VOLT LXXII LLC, 144A	4.213%	10/26/48	N/R	3,382,259
3,097	VOLT LXXIII LLC, 144A	4.458%	10/25/48	N/R	3,125,918
2,513	VOLT LXXIV LLC, 144A	4.581%	11/25/48	N/R	2,550,384
1,384	WaMu Mortgage Pass-Through Certificates Series 2006-AR18 Trust	3.460%	1/25/37	N/R	1,277,598
1,545	WaMu Mortgage Pass-Through Certificates Series 2006-AR7 Trust, (12MTA reference rate + 0.980% spread), (3)	3.461%	7/25/46	Caa3	1,488,785
2,335	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.695%	9/15/58	BBB–	2,281,359
3,695	Wells Fargo Commercial Mortgage Trust 2016-C33	3.426%	3/15/59	Aaa	3,871,386
2,350	Wells Fargo Commercial Mortgage Trust 2017-C39	4.118%	9/15/50	A–	2,384,476
3,304	Wells Fargo Mortgage Backed Securities 2019-1 Trust, 144A	4.000%	11/25/48	AAA	3,378,313
1,720	WFRBS Commercial Mortgage Trust 2012-C8, 144A	5.053%	8/15/45	Baa3	1,723,642
2,430	WFRBS Commercial Mortgage Trust 2014-C20, 144A	3.986%	5/15/47	N/R	1,960,525
$516,535	Total Mortgage-Backed Securities (cost $447,640,546)				453,208,691

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES – 15.1% (10.7% of Total Investments)

$2,298	AASET 2018-2 US Ltd, 144A	4.454%	11/18/38	A	$2,348,037
1,550	ALM VII R Ltd, 144A, (3-Month LIBOR reference rate + 4.040% spread), (3)	6.637%	10/15/28	Baa3	1,550,141
2,620	Atlas Senior Loan Fund IX Ltd, 144A, (3-Month LIBOR reference rate + 2.550% spread), (3)	5.311%	4/20/28	BBB–	2,528,599
374	Avant Loans Funding Trust 2017-B, 144A	3.380%	4/15/21	N/R	373,960
1,360	Avery Point V CLO Ltd, 144A, (3-Month LIBOR reference rate + 3.100% spread), (3)	5.688%	7/17/26	Baa3	1,360,116
1,250	Avis Budget Rental Car Funding AESOP LLC, 144A	3.450%	3/20/23	Aaa	1,280,040
2,305	Bowman Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 3.350% spread), (3)	5.874%	11/23/25	BBB–	2,306,342
1,385	DB Master Finance LLC, 144A	3.787%	5/20/49	BBB	1,414,528
3,743	Domino’s Pizza Master Issuer LLC, 144A	3.082%	7/25/47	BBB+	3,748,977
1,000	Galaxy XVIII CLO Ltd, 144A, (3-Month LIBOR reference rate + 1.100% spread), (3)	3.697%	7/15/31	AAA	993,455
3,535	GM Financial Automobile Leasing Trust 2019-1	3.950%	5/22/23	A–	3,614,320
4,075	Hertz Vehicle Financing II LP, 144A	3.710%	3/25/23	Aaa	4,181,620
2,980	Hertz Vehicle Financing II LP, 144A	3.420%	5/25/25	Aaa	3,043,795
1,500	Madison Park Funding XIX Ltd, 144A, (3-Month LIBOR reference rate + 1.750% spread), (3)	4.270%	1/22/28	Aa2	1,499,977
970	Octagon Investment Partners XIX Ltd, 144A, (3-Month LIBOR reference rate + 3.500% spread), (3)	6.097%	4/15/26	A3	971,387
4,041	Prestige Auto Receivables Trust 2016-2, 144A	3.910%	11/15/22	BBB+	4,095,721
172	Prosper Marketplace Issuance Trust Series 2017-1, 144A	3.480%	9/15/23	BBB–	172,219
5,500	Sofi Consumer Loan Program 2016-3 LLC, 144A	4.490%	12/26/25	N/R	5,647,686
388	Sonic Capital LLC, 144A	4.026%	2/20/48	BBB	398,469
1,125	Toyota Auto Loan Extended Note Trust 2019-1, 144A	2.560%	11/25/31	AAA	1,137,622
1,550	United Auto Credit Securitization Trust 2017-1, 144A	5.090%	3/10/23	BBB–	1,562,546
819	Vantage Data Centers Issuer LLC, 144A	4.072%	2/16/43	A–	841,409
2,000	Westlake Automobile Receivables Trust 2017-1, 144A	5.050%	8/15/24	BBB–	2,036,043
3,595	Westlake Automobile Receivables Trust 2017-2, 144A	3.280%	12/15/22	AA–	3,628,594

JLS	Nuveen Mortgage Opportunity Term Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES (continued)

$4,800	Westlake Automobile Receivables Trust 2018-2, 144A	4.000%	1/16/24	BBB	$4,906,358
$54,935	Total Asset-Backed Securities (cost $55,156,935)				55,641,961
	Total Long-Term Investments (cost $502,797,481)				508,850,652

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 3.7% (2.6% of Total Investments)

	REPURCHASE AGREEMENTS – 3.7% (2.6% of Total Investments)

$13,837	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $13,838,632, collateralized by $13,350,000 U.S. Treasury Notes, 2.625%, due 1/31/26, value $14,118,106	1.200%	7/01/19		$13,837,248
	Total Short-Term Investments (cost $13,837,248)				13,837,248
	Total Investments (cost $516,634,729) – 141.3%				522,687,900
	Borrowings – (39.8)% (4), (5)				(147,200,000)
	Other Assets Less Liabilities – (1.5)% (6)				(5,631,090)
	Net Assets Applicable to Common Shares – 100%				$369,856,810

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ Payable)
U.S. Treasury 10-Year Note	Short	(374)	9/19	$(46,928,956)	$(47,860,312)	$(931,356)	$(11,688)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Borrowings as a percentage of Total Investments is 28.2%.

(5)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(6)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

H15T1Y	U.S. Treasury Yield Curve Rate T Note Constant Maturity 1-Year.

I/O	Interest only security.

LIBOR	London Inter-Bank Offered Rate

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

12MTA	Federal Reserve U.S. 12-Month Cumulative Treasury Average 1-Year CMT.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

JMT	Nuveen Mortgage Opportunity Term Fund 2 Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 139.9% (97.4% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 123.1% (85.7% of Total Investments)

$925	280 Park Avenue 2017-280P Mortgage Trust, 144A, (1-Month LIBOR reference rate + 2.119% spread), (3)	4.513%	9/15/34	BB–	$927,317
1,110	Angel Oak Mortgage Trust 2019-3, 144A	2.930%	5/25/59	AAA	1,115,582
282	Angel Oak Mortgage Trust I LLC 2016-1, 144A	3.500%	7/25/46	N/R	284,441
228	Angel Oak Mortgage Trust I LLC 2017-2, 144A	2.478%	7/25/47	AAA	227,002
74	Angel Oak Mortgage Trust LLC, 144A	3.644%	1/25/47	AAA	73,794
429	Arroyo Mortgage Trust 2018-1, 144A	3.763%	4/25/48	AAA	439,597
1,032	Arroyo Mortgage Trust 2019-1, 144A	3.805%	1/25/49	AAA	1,054,907
220	BAMLL Commercial Mortgage Securities Trust 2018-DSNY, 144A, (1-Month LIBOR reference rate + 1.700% spread), (3)	4.094%	9/15/34	BBB–	220,790
510	BANK 2018-BNK15	4.804%	11/15/61	A–	557,031
1,357	BCAP LLC Trust 2007-AA1, (1-Month LIBOR reference rate + 0.180% spread), (3)	2.584%	3/25/37	Caa3	1,338,439
743	Bellemeade Re 2019-1 Ltd, 144A, (1-Month LIBOR reference rate + 1.300% spread), (3)	3.704%	3/25/29	N/R	742,987
378	Bunker Hill Loan Depositary Trust 2019-1, 144A	3.817%	10/26/48	AA+	384,792
814	ChaseFlex Trust Series 2007-2, (1-Month LIBOR reference rate + 0.280% spread), (3)	2.684%	5/25/37	B3	775,530
813	CHL Mortgage Pass-Through Trust 2006-HYB1	4.066%	3/20/36	Caa3	764,288
210	Citigroup Commercial Mortgage Trust 2015-GC29, 144A	3.110%	4/10/48	BBB–	190,963
252	Civic Mortgage LLC, 144A	3.892%	6/25/22	N/R	250,938
355	COLT 2018-3 Mortgage Loan Trust, 144A	4.283%	10/26/48	BBB	362,504
975	COLT 2019-1 Mortgage Loan Trust, 144A	3.705%	3/25/49	AAA	990,078
190	COMM 2012-CCRE3 Mortgage Trust, 144A	4.911%	10/15/45	A–	189,582
970	COMM 2012-CCRE5 Mortgage Trust, 144A	4.465%	12/10/45	Baa3	939,118
950	COMM 2013-CCRE9 Mortgage Trust, 144A	4.397%	7/10/45	BBB–	865,349
490	COMM 2019-521F Mortgage Trust, 144A, (1-Month LIBOR reference rate + 0.900% spread), (3)	3.380%	6/15/34	AAA	490,297
285	Connecticut Avenue Securities Trust 2018-R07, 144A, (1-Month LIBOR reference rate + 2.400% spread), (3)	4.804%	4/25/31	B	288,420
596	Connecticut Avenue Securities Trust 2019-R01, 144A, (1-Month LIBOR reference rate + 0.850% spread), (3)	3.254%	7/25/31	BBB–	597,150
160	Connecticut Avenue Securities Trust 2019-R03, 144A, (1-Month LIBOR reference rate + 2.150% spread), (3)	4.554%	9/25/31	B+	160,882
1,310	Core Industrial Trust 2015-CALW, 144A	3.979%	2/10/34	B	1,333,212
604	Corevest American Finance 2019-1 Trust, 144A	3.324%	3/15/52	AAA	626,922
1,150	CSAIL 2015-C1 Commercial Mortgage Trust, 144A	3.936%	4/15/50	BBB–	1,082,719
441	CSMC 2018-RPL8 Trust, 144A	4.125%	7/25/58	N/R	447,043
560	Deephaven Residential Mortgage Trust 2019-2, 144A	3.558%	4/25/59	AAA	566,320
788	Deephaven Residential Mortgage Trust 2018-4, 144A	4.080%	10/25/58	AAA	799,179
623	Eagle RE 2018-1 Ltd, 144A, (1-Month LIBOR reference rate + 1.700% spread), (3)	4.104%	11/25/28	N/R	622,999
1,145	Eagle RE 2019-1 Ltd, 144A, (1-Month LIBOR reference rate + 1.250% spread), (3)	3.654%	4/25/29	N/R	1,145,702
2,211	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.000% spread), (3)	4.404%	3/25/31	B	2,213,773
810	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.200% spread), (3)	4.604%	1/25/30	B1	817,707
1,644	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.200% spread), (3)	4.604%	8/25/30	B	1,650,629
1,000	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.250% spread), (3)	4.654%	7/25/30	B+	1,010,574
535	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.500% spread), (3)	4.904%	5/25/30	B	544,071
1,235	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.550% spread), (3)	4.954%	12/25/30	B	1,254,187

JMT	Nuveen Mortgage Opportunity Term Fund 2 (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,050	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.800% spread), (3)	5.204%	2/25/30	B	$1,081,001
475	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.850% spread), (3)	5.254%	11/25/29	BB–	489,419
500	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.000% spread), (3)	5.404%	10/25/29	Ba2	521,832
675	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.550% spread), (3)	5.954%	7/25/29	BB+	714,464
1,075	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.650% spread), (3)	6.054%	9/25/29	BB–	1,143,795
1,236	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.000% spread), (3)	6.404%	5/28/30	N/R	1,311,645
1,025	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.654%	1/25/29	AAA	1,100,530
1,200	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.654%	4/25/29	BBB–	1,289,429
757	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.300% spread), (3)	6.704%	2/25/25	BBB	809,680
1,707	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.854%	1/25/29	BB+	1,817,801
1,000	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.854%	2/25/30	N/R	1,058,716
670	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.854%	5/25/30	N/R	713,447
397	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.550% spread), (3)	6.954%	2/25/25	A	417,879
309	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.900% spread), (3)	7.304%	11/25/24	A2	341,233
643	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.404%	7/25/25	BBB	687,394
524	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.404%	7/25/25	BB–	573,754
1,446	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 5.050% spread), (3)	7.454%	11/25/29	N/R	1,593,853
770	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 5.250% spread), (3)	7.654%	10/25/23	A–	855,477
1,018	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 5.550% spread), (3)	7.954%	4/25/28	BBB–	1,104,999
890	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 5.700% spread), (3)	8.104%	4/25/28	BB+	987,970
1,622	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 5.900% spread), (3)	8.304%	10/25/28	BBB–	1,784,688
280	Fannie Mae Connecticut Avenue Securities, 144A, (1-Month LIBOR reference rate + 2.100% spread), (3), (WI/DD)	4.640%	6/25/39	N/R	280,735
497	Fannie Mae REMICS	0.000%	6/25/36	N/R	439,557
554	First Horizon Alternative Mortgage Securities Trust 2005-AA7	4.366%	9/25/35	N/R	535,091
690	First Horizon Alternative Mortgage Securities Trust 2006-FA3	6.000%	7/25/36	Ca	542,974
15,814	Freddie Mac Multifamily Structured Pass Through Certificates, (I/O)	0.420%	11/25/27	AAA	351,963
7,001	Freddie Mac Multifamily Structured Pass Through Certificates, (I/O)	1.714%	7/25/41	N/R	418,748
5,015	Freddie Mac Multifamily Structured Pass Through Certificates, (I/O)	1.781%	9/25/41	N/R	331,051
5,230	Freddie Mac Multifamily Structured Pass Through Certificates, (I/O)	2.568%	6/25/42	N/R	564,800
1,300	Freddie Mac Multifamily Structured Pass Through Certificates, (I/O)	2.910%	1/25/43	N/R	54,903
2,144	Freddie Mac Multifamily Structured Pass Through Certificates, (I/O)	2.182%	6/25/44	N/R	272,820
410	Freddie Mac Stacr Trust 2018-HQA2, 144A, (1-Month LIBOR reference rate + 2.300% spread), (3)	4.730%	10/25/48	B+	411,787
1,500	Freddie Mac STACR Trust 2019-DNA1, 144A, (1-Month LIBOR reference rate + 0.900% spread), (3)	3.330%	1/25/49	BBB+	1,503,662
677	Freddie Mac STACR Trust 2019-DNA1, 144A, (1-Month LIBOR reference rate + 2.650% spread), (3)	5.080%	1/25/49	B+	693,102
345	Freddie Mac Stacr Trust 2019-HQA1, 144A, (1-Month LIBOR reference rate + 2.350% spread), (3)	4.754%	2/25/49	B+	348,161
280	Freddie Mac STACR Trust 2019-HQA2, 144A, (1-Month LIBOR reference rate + 2.050% spread), (3)	4.454%	4/25/49	B+	281,305
660	Freddie Mac STACR Trust 2019-HRP1, 144A, (1-Month LIBOR reference rate + 1.400% spread), (3)	3.811%	2/25/49	BBB+	660,212

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,035	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 1.350% spread), (3)	3.754%	3/25/29	Aaa	$1,041,449
1,713	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 2.300% spread), (3)	4.704%	9/25/30	B	1,719,174
1,675	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 2.350% spread), (3)	4.754%	4/25/30	AAA	1,701,353
850	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 2.500% spread), (3)	4.904%	3/25/30	BB	869,066
1,125	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 2.650% spread), (3)	5.054%	12/25/29	BB–	1,151,665
637	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 2.900% spread), (3)	5.304%	7/25/28	AA+	644,687
400	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.450% spread), (3)	5.854%	10/25/29	BB+	427,706
1,050	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.550% spread), (3)	5.954%	8/25/29	Ba2	1,120,367
750	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.800% spread), (3)	6.204%	3/25/29	BBB–	797,654
1,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.900% spread), (3)	6.304%	12/25/27	A1	1,053,670
1,275	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.900% spread), (3)	6.304%	4/25/29	BB	1,373,775
961	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.654%	11/25/23	BBB–	1,038,038
1,155	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 4.350% spread), (3)	6.754%	9/25/30	N/R	1,226,832
583	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 4.750% spread), (3)	7.154%	10/25/24	AA–	622,124
575	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.404%	8/25/29	N/R	636,280
1,275	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 5.150% spread), (3)	7.554%	11/25/28	Baa3	1,409,745
1,292	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 5.550% spread), (3)	7.954%	7/25/28	A–	1,463,559
680	Freddie Mac Structured Agency Credit Risk Debt Notes, 144A	3.743%	2/25/48	BBB	684,879
390	FREMF 17-K68 Mortgage Trust, 144A	3.976%	10/25/49	Baa2	386,205
225	FREMF 2014-K37 Mortgage Trust, 144A	4.714%	1/25/47	AA–	238,346
935	FREMF 2015-K44 Mortgage Trust, 144A	3.807%	1/25/48	BBB–	938,317
1,196	FREMF 2015-K720 Mortgage Trust, 144A	3.506%	7/25/22	Baa3	1,196,577
1,293	FREMF 2016-K504 Mortgage Trust, 144A	3.138%	9/25/20	N/R	1,296,025
373	FREMF 2016-K54 Mortgage Trust, 144A	4.189%	4/25/48	BBB–	377,679
270	FREMF 2016-K722 Mortgage Trust, 144A	3.971%	7/25/49	BBB–	272,966
515	FREMF 2017-K725 Mortgage Trust, 144A	4.012%	2/25/50	BBB	523,119
265	FREMF 2017-K728 Mortgage Trust, 144A	3.764%	11/25/50	BBB–	264,513
965	FREMF 2017-KT01 Multifamily Aggregation Risk Transfer Trust, 144A	4.566%	2/25/20	N/R	964,025
265	FREMF 2018-K730 Mortgage Trust, 144A	3.926%	2/25/50	BBB	266,260
675	FREMF 2018-K732 Mortgage Trust, 144A	4.194%	5/25/25	Baa3	685,629
340	FREMF 2018-K733 Mortgage Trust, 144A	4.218%	9/25/25	Baa1	357,728
467	GCAT 2018-1 LLC, 144A	3.844%	6/25/48	N/R	469,701
1,084	GCAT 2019-NQM1 LLC, 144A	2.985%	2/25/59	AAA	1,088,908
670	General Electric Co, 144A, (1-Month LIBOR reference rate + 2.250% spread), (3)	4.644%	9/15/31	AA–	670,738
589	GMACM Mortgage Loan Trust 2005-AF2	6.000%	12/25/35	N/R	579,222
404	GMACM Mortgage Loan Trust 2006-AR1	4.210%	4/19/36	N/R	367,534
100	Government National Mortgage Association	3.000%	1/20/40	N/R	103,220
106	Government National Mortgage Association	3.000%	2/16/40	N/R	109,266
525	Government National Mortgage Association	3.000%	11/20/41	N/R	538,433
465	Government National Mortgage Association	2.500%	9/20/42	N/R	433,449
205	Government National Mortgage Association	3.500%	8/16/43	N/R	217,718
250	Government National Mortgage Association	3.000%	3/20/44	N/R	254,429
750	Government National Mortgage Association	3.500%	8/20/44	N/R	802,001
750	Government National Mortgage Association	3.000%	9/20/44	N/R	769,227
2,556	Government National Mortgage Association, (I/O)	3.000%	12/16/27	N/R	215,997
214	Government National Mortgage Association, (I/O)	4.500%	10/20/39	N/R	17,366

JMT	Nuveen Mortgage Opportunity Term Fund 2 (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$375	GS Mortgage Securities Corp Trust 2017-500K, 144A, (1-Month LIBOR reference rate + 1.800% spread), (3)	4.194%	7/15/32	N/R	$373,364
701	GS Mortgage Securities Trust 2017-GS5, 144A	3.509%	3/10/50	BBB–	646,654
775	GS Mortgage Securities Trust 2017-GS6, 144A	3.243%	5/10/50	BBB–	665,894
833	GSAA Home Equity Trust 2007-8, (1-Month LIBOR reference rate + 0.450% spread), (3)	2.854%	8/25/37	B1	810,869
465	Home Re 2018-1 Ltd, 144A, (1-Month LIBOR reference rate + 1.600% spread), (3)	4.030%	10/25/28	N/R	464,218
398	IndyMac INDA Mortgage Loan Trust 2007-AR3	3.686%	7/25/37	N/R	368,776
743	IndyMac INDX Mortgage Loan Trust 2005-AR11	3.926%	8/25/35	Caa3	671,227
451	IndyMac INDX Mortgage Loan Trust 2006-AR3	3.422%	3/25/36	Ca	417,515
595	IndyMac INDX Mortgage Loan Trust 2007-AR5	3.844%	5/25/37	Ca	566,296
505	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5, 144A	5.554%	8/15/46	Baa3	513,044
467	JP Morgan Mortgage Trust 2006-A6	4.415%	10/25/36	N/R	433,940
805	LSTAR Securities Investment Ltd 2019-3, 144A, (1-Month LIBOR reference rate + 1.500% spread), (3)	3.940%	4/01/24	N/R	804,592
1,084	LSTAR Securities Investment Ltd 2019-4, 144A, (1-Month LIBOR reference rate + 1.500% spread), (3)	3.940%	5/01/24	N/R	1,084,763
603	LSTAR Securities Investment Trust 2019-1, 144A, (1-Month LIBOR reference rate + 1.700% spread), (3)	4.140%	3/01/24	N/R	604,657
343	LSTAR Securities Investment Trust 2019-2, 144A, (1-Month LIBOR reference rate + 1.500% spread), (3)	3.940%	4/01/24	N/R	342,762
637	Merrill Lynch Mortgage Backed Securities Trust Series 2007-2, (H15T1Y reference rate + 2.400% spread), (3)	4.690%	8/25/36	Caa2	631,788
655	Merrill Lynch Mortgage Backed Securities Trust Series 2007-3	4.302%	6/25/37	N/R	533,947
931	MFA 2017-NPL1 LLC, 144A	3.352%	11/25/47	N/R	926,411
274	Mill City Mortgage Loan Trust 2018-1, 144A	3.250%	5/25/62	AAA	278,164
631	Mill City Mortgage Loan Trust 2018-3, 144A	3.500%	8/25/58	Aaa	647,607
275	Morgan Stanley Capital I Trust 2017-CLS, 144A, (1-Month LIBOR reference rate + 1.950% spread), (3)	4.344%	11/15/34	Ba3	273,592
1,525	Morgan Stanley Capital I Trust 2017-CLS, 144A, (1-Month LIBOR reference rate + 2.600% spread), (3)	4.994%	11/15/34	B3	1,518,239
1,018	Morgan Stanley Mortgage Loan Trust 2007-13	6.000%	10/25/37	D	829,434
1,480	MSSG Trust 2017-237P, 144A	3.865%	9/13/39	BB–	1,458,955
285	Nationstar HECM Loan Trust 2019-1, 144A, (4)	2.651%	6/25/29	Aaa	285,000
121	New Residential Mortgage Loan Trust 2016-3, 144A	3.250%	9/25/56	Aaa	123,208
587	New Residential Mortgage Loan Trust 2018-4, 144A, (1-Month LIBOR reference rate + 0.900% spread), (3)	3.304%	1/25/48	Aaa	585,866
1,100	New Residential Mortgage Loan Trust 2019-NQM3, 144A	2.802%	7/25/49	AAA	1,101,771
173	Oak Hill Advisors Residential Loan Trust 2017-NPLA, 144A	3.000%	6/25/57	N/R	172,787
723	PMT Credit Risk Transfer Trust 2019-1R, 144A, (1-Month LIBOR reference rate + 2.000% spread), (3)	4.429%	3/27/24	N/R	723,230
475	Pretium Mortgage Credit Partners I 2018-NPL4 LLC, 144A	4.826%	9/25/58	N/R	480,952
493	Pretium Mortgage Credit Partners I 2019-NPL1 LLC, 144A	4.213%	7/25/60	N/R	500,119
920	Progress Residential 2019-SFR2 Trust, 144A	3.147%	5/17/36	Aaa	935,701
570	PRPM 2018-2 LLC, 144A	4.000%	8/25/23	N/R	575,052
948	PRPM 2018-3 LLC, 144A	4.483%	10/25/23	N/R	962,276
654	PRPM 2019-2 LLC, 144A	3.967%	4/25/24	N/R	663,022
509	Radnor RE 2019-1 Ltd, 144A, (1-Month LIBOR reference rate + 1.250% spread), (3)	3.654%	2/25/29	N/R	510,047
759	RALI Series 2007-QS2 Trust	6.250%	1/25/37	Caa3	703,514
1,977	RAMP Series 2006-NC2 Trust, (1-Month LIBOR reference rate + 0.290% spread), (3)	2.694%	2/25/36	Aaa	1,974,298
718	Sequoia Mortgage Trust 2007-1	4.335%	2/20/47	N/R	672,188
550	Spruce Hill Mortgage Loan Trust 2019-SH1, 144A	3.395%	4/29/49	AAA	555,007
1,273	STACR Trust 2018-HRP1, 144A, (1-Month LIBOR reference rate + 1.650% spread), (3)	4.054%	4/25/43	BB–	1,278,150
70	STACR Trust 2018-HRP1, 144A, (1-Month LIBOR reference rate + 3.750% spread), (3)	6.154%	4/25/43	N/R	71,948
465	STACR Trust 2018-HRP2, 144A, (1-Month LIBOR reference rate + 1.250% spread), (3)	3.654%	2/25/47	A	467,042
1,372	Structured Adjustable Rate Mortgage Loan Trust Series 2007-6, (1-Month LIBOR reference rate + 0.190% spread), (3)	2.594%	7/25/37	B2	1,342,594
268	Towd Point Mortgage Trust 2018-5, 144A	3.250%	7/25/58	AAA	273,873

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$736	Towd Point Mortgage Trust 2019-1, 144A	3.750%	3/25/58	AAA	$768,133
340	Towd Point Mortgage Trust 2019-SJ1, 144A	3.750%	11/25/58	AAA	343,933
1,650	Towd Point Mortgage Trust 2019-SJ2, 144A	4.250%	11/25/58	AA	1,699,262
184	Towd Point Mortgage Trust, 144A	3.750%	5/25/58	AAA	190,911
624	Vericrest Opportunity Loan Trust 2019-NPL2, 144A	3.967%	2/25/49	N/R	630,051
279	Vericrest Opportunity Loan Trust 2019-NPL3, 144A	3.967%	3/25/49	N/R	281,128
541	Verus Securitization Trust 2019-2, 144A	3.211%	4/25/59	AAA	545,660
675	VNDO 2012-6AVE Mortgage Trust, 144A	3.448%	11/15/30	A–	685,661
152	VOLT LXII LLC, 144A	3.125%	9/25/47	N/R	152,508
1,020	VOLT LXIV LLC, 144A	4.625%	10/25/47	N/R	1,018,137
999	VOLT LXXII LLC, 144A	4.213%	10/26/48	N/R	1,005,064
920	VOLT LXXIII LLC, 144A	4.458%	10/25/48	N/R	928,079
745	VOLT LXXIV LLC, 144A	4.581%	11/25/48	N/R	755,833
328	WaMu Mortgage Pass-Through Certificates Series 2006-AR18 Trust	3.460%	1/25/37	N/R	303,082
464	WaMu Mortgage Pass-Through Certificates Series 2006-AR7 Trust, (12MTA reference rate + 0.980% spread), (3)	3.461%	7/25/46	Caa3	446,873
690	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.695%	9/15/58	BBB–	674,149
1,100	Wells Fargo Commercial Mortgage Trust 2016-C33	3.426%	3/15/59	Aaa	1,152,510
650	Wells Fargo Commercial Mortgage Trust 2017-C39	4.118%	9/15/50	A–	659,536
989	Wells Fargo Mortgage Backed Securities 2019-1 Trust, 144A	4.000%	11/25/48	AAA	1,011,196
515	WFRBS Commercial Mortgage Trust 2012-C8, 144A	5.053%	8/15/45	Baa3	516,091
730	WFRBS Commercial Mortgage Trust 2014-C20, 144A	3.986%	5/15/47	N/R	588,964
$170,573	Total Mortgage-Backed Securities (cost $133,432,048)				135,004,427

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES – 16.8% (11.7% of Total Investments)

$681	AASET 2018-2 US Ltd, 144A	4.454%	11/18/38	A	$695,715
465	ALM VII R Ltd, 144A, (3-Month LIBOR reference rate + 4.040% spread), (3)	6.637%	10/15/28	Baa3	465,042
780	Atlas Senior Loan Fund IX Ltd, 144A, (3-Month LIBOR reference rate + 2.550% spread), (3)	5.311%	4/20/28	BBB–	752,789
108	Avant Loans Funding Trust 2017-B, 144A	3.380%	4/15/21	N/R	107,710
400	Avery Point V CLO Ltd, 144A, (3-Month LIBOR reference rate + 3.100% spread), (3)	5.688%	7/17/26	Baa3	400,034
370	Avis Budget Rental Car Funding AESOP LLC, 144A	3.450%	3/20/23	Aaa	378,892
680	Bowman Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 3.350% spread), (3)	5.874%	11/23/25	BBB–	680,396
410	DB Master Finance LLC, 144A	3.787%	5/20/49	BBB	418,741
1,115	Domino’s Pizza Master Issuer LLC, 144A	3.082%	7/25/47	BBB+	1,116,821
1,135	Drive Auto Receivables Trust 2017-3, 144A	3.530%	12/15/23	Aaa	1,147,080
1,050	GM Financial Automobile Leasing Trust 2019-1	3.950%	5/22/23	A–	1,073,560
1,209	Hertz Vehicle Financing II LP, 144A	3.710%	3/25/23	Aaa	1,240,633
885	Hertz Vehicle Financing II LP, 144A	3.420%	5/25/25	Aaa	903,946
500	Madison Park Funding XIX Ltd, 144A, (3-Month LIBOR reference rate + 1.750% spread), (3)	4.270%	1/22/28	Aa2	499,993
270	Octagon Investment Partners XIX Ltd, 144A, (3-Month LIBOR reference rate + 3.500% spread), (3)	6.097%	4/15/26	A3	270,386
1,005	OneMain Direct Auto Receivables Trust 2018-1, 144A	3.850%	10/14/25	A	1,027,709
1,196	Prestige Auto Receivables Trust 2016-2, 144A	3.910%	11/15/22	BBB+	1,212,196
56	Prosper Marketplace Issuance Trust Series 2017-1, 144A	3.480%	9/15/23	BBB–	55,849
1,600	Sofi Consumer Loan Program 2016-3 LLC, 144A	4.490%	12/26/25	N/R	1,642,963
114	Sonic Capital LLC, 144A	4.026%	2/20/48	BBB	117,497
335	Toyota Auto Loan Extended Note Trust 2019-1, 144A	2.560%	11/25/31	AAA	338,758
445	United Auto Credit Securitization Trust 2017-1, 144A	5.090%	3/10/23	BBB–	448,602
252	Vantage Data Centers Issuer LLC, 144A	4.072%	2/16/43	A–	258,505
650	Westlake Automobile Receivables Trust 2017-1, 144A	5.050%	8/15/24	BBB–	661,714
1,065	Westlake Automobile Receivables Trust 2017-2, 144A	3.280%	12/15/22	AA–	1,074,952
1,450	Westlake Automobile Receivables Trust 2018-2, 144A	4.000%	1/16/24	BBB	1,482,129
$18,226	Total Asset-Backed Securities (cost $18,294,454)				18,472,612
	Total Long-Term Investments (cost $151,726,502)				153,477,039

JMT	Nuveen Mortgage Opportunity Term Fund 2 (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.8% (2.6% of Total Investments)

	REPURCHASE AGREEMENTS – 3.8% (2.6% of Total Investments)

$4,167	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $4,167,051, collateralized by $4,020,000 U.S. Treasury Notes, 2.625%, due 1/31/26, value $4,251,295	1.200%	7/01/19	$4,166,634
	Total Short-Term Investments (cost $4,166,634)			4,166,634
	Total Investments (cost $155,893,136) – 143.7%			157,643,673
	Borrowings – (42.1)% (5), (6)			(46,200,000)
	Other Assets Less Liabilities – (1.6)% (7)			(1,752,429)
	Net Assets Applicable to Common Shares – 100%			$109,691,244

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ Payable)
U.S. Treasury 10-Year Note	Short	(111)	9/19	$(13,928,088)	$(14,204,531)	$(276,443)	$(3,469)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Borrowings as a percentage of Total Investments is 29.3%.

(6)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

H15T1Y	U.S. Treasury Yield Curve Rate T Note Constant Maturity 1-Year.

I/O	Interest only security.

LIBOR	London Inter-Bank Offered Rate

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

12MTA	Federal Reserve U.S. 12-Month Cumulative Treasury Average 1-Year CMT.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

	JLS	JMT
Assets
Long-term investments, at value (cost $502,797,481 and $151,726,502, respectively)	$508,850,652	$153,477,039
Short-term investments, at value (cost approximates value)	13,837,248	4,166,634
Cash collateral at brokers for investments in futures contracts	391,918	116,309
Receivable for interest	1,180,409	359,001
Other assets	49,752	4,694
Total assets	524,309,979	158,123,677
Liabilities
Cash overdraft	3,446,795	1,030,289
Borrowings	147,200,000	46,200,000
Payable for:
Dividends	1,788,666	531,841
Investments purchased	940,000	280,000
Variation margin on futures contracts	11,688	3,469
Accrued expenses:
Interest on borrowings	405,853	127,381
Management fees	462,889	141,665
Trustees fees	47,503	916
Other	149,775	116,872
Total liabilities	154,453,169	48,432,433
Net assets applicable to common shares	$369,856,810	$109,691,244
Common shares outstanding	15,888,994	4,877,542
Net asset value (“NAV”) per common share outstanding	$23.28	$22.49
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$158,890	$48,775
Paid-in surplus	371,208,455	110,317,196
Total distributable earnings	(1,510,535)	(674,727)
Net assets applicable to common shares	$369,856,810	$109,691,244
Authorized common shares:	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2019

(Unaudited)

	JLS	JMT
Investment Income	$11,688,144	$3,545,739
Expenses
Management fees	2,793,095	854,829
Interest expense	2,653,959	832,968
Custodian fees	43,124	16,547
Trustees fees	7,827	2,356
Professional fees	68,277	64,972
Shareholder reporting expenses	17,272	6,762
Shareholder servicing agent fees	64	146
Stock exchange listing fees	3,405	3,412
Investor relations expense	43,283	10,702
Other	13,033	11,331
Total expenses	5,643,339	1,804,025
Net investment income (loss)	6,044,805	1,741,714
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(7,148,696)	(2,302,849)
Futures contracts	(765,021)	(226,167)
Change in net unrealized appreciation (depreciation) of:
Investments	17,352,551	5,333,209
Futures contracts	(616,705)	(184,100)
Net realized and unrealized gain (loss)	8,822,129	2,620,093
Net increase (decrease) in net assets from operations	$14,866,934	$4,361,807

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	JLS		JMT
	Six Months Ended 6/30/19	Year Ended 12/31/18	Six Months Ended 6/30/19	Year Ended 12/31/18
Operations
Net investment income (loss)	$6,044,805	$18,430,143	$1,741,714	$5,403,387
Net realized gain (loss) from:
Investments	(7,148,696)	8,517,764	(2,302,849)	2,694,693
Futures contracts	(765,021)	135,691	(226,167)	40,080
Change in net unrealized appreciation (depreciation) of:
Investments	17,352,551	(20,380,068)	5,333,209	(6,371,304)
Futures contracts	(616,705)	(314,651)	(184,100)	(92,343)
Net increase (decrease) in net assets applicable to common shares from operations	14,866,934	6,388,879	4,361,807	1,674,513
Distributions to Common Shareholders
Dividends	(10,820,405)	(31,968,876)	(3,291,691)	(9,126,087)
Return of capital	—	(1,076,333)	—	(400,182)
Decrease in net assets applicable to common shares from distributions to common shareholders	(10,820,405)	(33,045,209)	(3,291,691)	(9,526,269)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	13,878	139,931	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	13,878	139,931	—
Net increase (decrease) in net assets applicable to common shares	4,046,529	(26,642,452)	1,210,047	(7,851,756)
Net assets applicable to common shares at the beginning of period	365,810,281	392,452,733	108,481,197	116,332,953
Net assets applicable to common shares at the end of period	$369,856,810	$365,810,281	$109,691,244	$108,481,197

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2019

(Unaudited)

	JLS	JMT
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$14,866,934	$4,361,807
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(150,932,642)	(45,484,723)
Proceeds from sales and maturities of investments	150,892,761	42,889,450
Proceeds from (Purchases of) short-term investments, net	(1,388,996)	2,216,745
Amortization (Accretion) of premiums and discounts, net	22,974	(5,154)
(Increase) Decrease in:
Receivable for interest	384,234	114,827
Other assets	1,551	(3,430)
Increase (Decrease) in:
Payable for investments purchased	940,000	280,000
Payable for variation margin on futures contracts	(30,890)	(9,031)
Accrued management fees	(23,411)	(6,817)
Accrued interest on borrowings	(6,990)	(2,193)
Accrued Trustees fees	(4,424)	(90)
Accrued other expenses	(27,696)	(38,431)
Net realized (gain) loss from:
Investments	7,148,696	2,302,849
Paydowns	1,329,610	377,156
Change in net unrealized (appreciation) depreciation of investments	(17,352,551)	(5,333,209)
Net cash provided by (used in) operating activities	5,819,160	1,659,756
Cash Flows from Financing Activities
Increase (Decrease) in cash overdraft	3,446,795	1,030,289
Cash distributions paid to common shareholders	(9,031,739)	(2,619,919)
Net cash provided by (used in) financing activities	(5,584,944)	(1,589,630)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	234,216	70,126
Cash and cash collateral at brokers at the beginning of period	157,702	46,183
Cash and cash collateral at brokers at the end of period(1)	$391,918	$116,309
(1)	Comprised of “Cash” and “Cash collateral at brokers” as presented on the Statements of Assets and Liabilities.

Supplemental Disclosure of Cash Flow Information	JLS	JMT
Cash paid for interest on borrowings (excluding borrowing costs)	$2,660,949	$835,161
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	139,931

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Share Price

JLS
Year ended 12/31:
2019(e)	$23.02	$0.38	$0.56	$0.94	$(0.68)	$—	$—	$(0.68)	$23.28	$23.22
2018	24.70	1.16	(0.76)	0.40	(1.52)	(0.49)	(0.07)	(2.08)	23.02	22.35
2017	25.02	1.34	1.65	2.99	(1.94)	(1.37)	—	(3.31)	24.70	24.69
2016	25.09	1.56	0.08	1.64	(1.43)	(0.28)	—	(1.71)	25.02	24.07
2015	26.16	1.28	(0.83)	0.45	(1.13)	(0.25)	(0.14)	(1.52)	25.09	22.71
2014	25.84	1.25	0.62	1.87	(1.00)	(0.55)*	— *	(1.55)	26.16	23.15

JMT
Year ended 12/31:
2019(e)	22.27	0.36	0.54	0.90	(0.68)	—	—	(0.68)	22.49	22.49
2018	23.88	1.11	(0.76)	0.35	(1.40)	(0.48)	(0.08)	(1.96)	22.27	22.17
2017	24.14	1.37	1.47	2.84	(1.76)	(1.34)	—	(3.10)	23.88	23.74
2016	24.28	1.50	0.04	1.54	(1.43)	(0.25)	—	(1.68)	24.14	23.16
2015	25.41	1.20	(0.80)	0.40	(1.01)	(0.19)	(0.33)	(1.53)	24.28	22.29
2014	25.08	1.22	0.67	1.89	(0.85)	— **	(0.71)	(1.56)	25.41	23.17

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JLS
Year Ended 12/31:
2019(e)	$147,200	$3,513
2018	147,200	3,485
2017	147,200	3,666
2016	147,200	3,701
2015	147,200	3,708
2014	147,200	3,823

JMT
Year Ended 12/31:
2019(e)	46,200	3,374
2018	46,200	3,348
2017	46,200	3,518
2016	46,200	3,546
2015	46,200	3,560
2014	46,200	3,679

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.12%	6.99%	$369,857	3.08	%***	3.30	%***	30%
1.63	(1.06)	365,810	2.89		4.77		44
12.21	16.79	392,453	2.51		5.12		85
6.79	13.97	397,604	2.42		6.29		73
1.71	4.82	398,601	2.24		4.96		24
7.31	6.72	415,575	2.20		4.72		17

4.05	4.53	109,691	3.32	***	3.20	***	28
1.45	1.73	108,481	3.16		4.72		45
12.01	16.34	116,333	2.73		5.47		85
6.56	11.83	117,607	2.67		6.24		76
1.56	3.01	118,279	2.47		4.79		23
7.63	7.81	123,780	2.42		4.72		16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per common share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements (where applicable) and/or borrowings (as described in Note 8 – Borrowing Arrangements).
	•	Each ratio includes the effect of all interest expense paid and other costs related to reverse repurchase agreements and/or to borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JLS
Year ended 12/31:
2019(e)	1.45	%***
2018	1.26
2017	0.93
2016	0.79
2015	0.63
2014	0.60

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JMT
Year ended 12/31:
2019(e)	1.53	%***
2018	1.33
2017	0.99
2016	0.84
2015	0.66
2014	0.63

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended June 30, 2019.
*	Revised to reclassify the per common share return of capital of $0.32 to a realized gain distribution for the fiscal year ended December 31, 2014.
**	Rounds to less than $0.01 per common share.
***	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Mortgage Opportunity Term Fund (JLS)

•	Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. JLS and JMT were organized as Massachusetts business trusts on September 10, 2009 and December 16, 2009, respectively. It is anticipated that JLS and JMT will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their assets to shareholders of record as of the date of termination.

The end of the reporting period for the Funds is June 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2019 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. During the current reporting period, the Adviser was entered into sub-advisory agreements with Wellington Management Company LLP (“Wellington Management”). Wellington Management manages the Funds’ investments in mortgage-backed securities (“MBS”) and other permitted investments.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to generate attractive total returns through opportunistic investments in MBS. Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Each Fund may also invest up to 20% of its managed assets (as defined in Note 7 – Management Fees) in other permitted investments, including cash and cash equivalents, U.S. treasury securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX Index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts (“REITs”), as permitted by the 1940 Act.

Alternate Proposals & 100% Tender Offer

On May 23, 2019, the Board of Trustees (the “Board”) of JLS and JMT approved a series of proposals that allows shareholders the opportunity to maintain their exposure to securitized credit. In light of the upcoming scheduled termination of JLS and JMT on November 30, 2019 and February 28, 2020, respectively, these alternate proposals, which replace a previously announced merger proposal, asks shareholders of each Fund to vote to amend the charter and eliminate the term structure. For each Fund, if the Fund’s charter amendment and the other proposals described below are approved by shareholders, the Fund will conduct a tender offer for up to 100% of its outstanding shares at net asset value. If the Fund’s managed assets taking into account shares properly tendered in the tender offer would be $80 million or greater, the tender offer will be completed and the Fund’s term structure will be eliminated. If the Fund’s managed assets after the tender offer would be less than $80 million, the tender offer will be cancelled with no common shares repurchased and instead that Fund will proceed to terminate as scheduled.

The Funds currently have an investment objective to generate attractive total returns through opportunistic investments in MBS. As part of the alternate proposals, shareholders will be asked to vote on a change in investment objective to generate high current income through opportunistic investments in securitized credit. Additionally, JLS and JMT will update their investment policies to invest at least 65% of managed assets in MBS, including residential MBS and commercial MBS and may invest up to 35% in non-mortgage related asset-backed securities including, but not limited to, consumer, auto, collateralized loan obligations, solar, timeshare, aircraft and catastrophe bonds.

As a result of these investment policy changes, each of JLS and JMT will change its name. JLS will be renamed “Nuveen Mortgage and Income Fund” and JMT will be renamed “Nuveen Mortgage and Income Fund 2.” Additionally, as part of the alternate proposals, shareholders of each Fund will be asked to vote on a new investment management agreement with Nuveen Fund Advisors, LLC that provides for a lower fund-level management fee at each asset level and a new sub-advisory agreement with Teachers Advisors, LLC.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

	JLS	JMT
Outstanding when-issued/delayed delivery purchase commitments	$940,000	$280,000

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes monthly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, each Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Funds receive may differ from each Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from a Fund’s assets and is treated by common shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per common share. If a Fund’s total return on common share NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per common share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Notes to Financial Statements (continued)

(Unaudited)

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s common share NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JLS	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Mortgage-Backed Securities	$—	$453,208,691	$—	$453,208,691
Asset-Backed Securities	—	55,641,961	—	55,641,961

Short-Term Investments:
Repurchase Agreements	—	13,837,248	—	13,837,248

Investments in Derivatives:
Futures Contracts**	(931,356)	—	—	(931,356)
Total	$(931,356)	$522,687,900	$—	$521,756,544

JMT
Long-Term Investments*:
Mortgage-Backed Securities	$—	$134,719,427	$285,000	$135,004,427
Asset-Backed Securities	—	18,472,612	—	18,472,612

Short-Term Investments:
Repurchase Agreements	—	4,166,634	—	4,166,634

Investments in Derivatives:
Futures Contracts**	(276,443)	—	—	(276,443)
Total	$(276,443)	$157,358,673	$285,000	$157,367,230
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JLS	Fixed Income Clearing Corporation	$13,837,248	$(13,837,248)	$—
JMT	Fixed Income Clearing Corporation	4,166,634	(4,166,634)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Notes to Financial Statements (continued)

(Unaudited)

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Funds used U.S. Treasury futures for duration and yield curve management purposes.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	JLS	JMT
Average notional amount of futures contracts outstanding*	$24,379,941	$7,219,668
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JLS
Interest Rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(931,356)
JMT
Interest Rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(276,443)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
JLS	Interest Rate	Futures contracts	$(765,021)	$(616,705)
JMT	Interest Rate	Futures contracts	(226,167)	(184,100)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	JLS		JMT
	Six Months Ended 6/30/19	Year Ended 12/31/18	Six Months Ended 6/30/19	Year Ended 12/31/18
Common shares:
Issued to shareholders due to reinvestment of distributions	—	577	6,265	—

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	JLS	JMT
Purchases	$150,932,642	$45,484,723
Sales and maturities	150,892,761	42,889,450

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to common shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (continued)

(Unaudited)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of market discount accretion on investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the common share NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	JLS	JMT
Tax cost of investments	$507,676,537	$153,169,555
Gross unrealized:
Appreciation	$22,330,434	$6,753,611
Depreciation	(7,319,071)	(2,279,493)
Net unrealized appreciation (depreciation) of investments	$15,011,363	$4,474,118

	JLS	JMT
Tax cost of futures contracts	$(931,356)	$(276,443)
Net unrealized appreciation (depreciation) of futures contracts	—	—

Permanent differences, primarily due to investments in MBS and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2018, the Funds’ last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Funds’ last tax year end, were as follows:

	JLS	JMT
Undistributed net ordinary income	—	—
Undistributed net long-term capital gains	—	—
The tax character of distributions paid during the Funds’ last tax year ended December 31, 2018 was designated for purposes of the dividends paid deduction as follows:
	JLS	JMT
Distributions from net ordinary income[1]	$24,942,622	$6,847,505
Distributions from net long-term capital gains	7,026,254	2,278,582
Return of capital	1,076,333	400,182
[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	JLS	JMT
Post-October capital losses[2]	$623,866	$183,909
Late-year ordinary losses[3]	2,881,904	791,943
[2] Capital losses incurred from November 1, 2018 through December 31, 2018, the Funds’ last tax year end. [3] Specified losses incurred from November 1, 2018 through December 31, 2018.

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Wellington Management is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund common shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets[1]	JLS Fund-Level Fee Rate	JMT Fund-Level Fee Rate
For the first $125 million	0.9500%	0.9500%
For the next $125 million	0.9375	0.9375
For the next $150 million	0.9250	0.9250
For the next $600 million	0.9125	0.9125
For managed assets over $1 billion	0.9000	0.9000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level[2]	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
[1]

“Managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for the purposes of U.S. GAAP).

[2]

The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen fund’s investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2019, the complex-level fee for each Fund was 0.1577%.

8. Borrowing Arrangements

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under its Borrowings is as follows:

	JLS	JMT
Maximum commitment amount	$148,000,000	$46,500,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JLS	JMT
Outstanding balance on Borrowings	$147,200,000	$46,200,000

Interest charged on the outstanding balance of Borrowings for each Fund was equal to the 1-Month LIBOR plus 1.10% per annum. In addition to interest expense, each Fund may also pay a fee of 1.10%, which shall accrue daily based on the amount of the difference between 85% of the maximum commitment amount and the drawn balance, when such drawn balance is less than 85% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JLS	JMT
Average daily balance outstanding	$147,200,000	$46,200,000
Average annual interest rate	3.57%	3.57%

Notes to Financial Statements (continued)

(Unaudited)

In order to maintain these Borrowings, each Fund must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are secured by assets in the Fund’s Portfolio of Investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

10. Subsequent Events

Complex-Level Management Fee

Effective August 1, 2019 (subsequent to the close of the reporting period), “eligible assets” of the complex-level management fee will include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Bank Borrowings

Subsequent to the end of the reporting period, JLS and JMT reduced their Borrowings maximum commitment and borrowings outstanding until August 26, 2019, at which time the Funds terminated their borrowings arrangement.

Additional Fund Information

Board of Trustees
Margo Cook*	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (8oo) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JLS	JMT
Common shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Bloomberg Barclays Commercial Mortgage-Backed Securities (CMBS) Aggregate Index: An index that measures the performance of the commercial mortgage-backed securities market. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time,

should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (8oo) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

I.	Approval of New Investment Management Agreements and New Sub-Advisory Agreements

At a meeting held on May 21-23, 2019 (the “Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Nuveen Mortgage Opportunity Term Fund (JLS) (“Mortgage Opportunity”) and Nuveen Mortgage Opportunity Term Fund 2 (JMT) (“Mortgage Opportunity 2”) (each a “Fund” and collectively the “Funds”), including the Board Members who are not “interested persons” as defined under the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”), approved on behalf of its respective Fund, a new investment management agreement (the “New Investment Management Agreement”) with Nuveen Fund Advisors (the “Adviser”) pursuant to which the Adviser will continue to serve as investment adviser to the respective Fund and a new sub-advisory agreement (the “New Sub-Advisory Agreement”) with Teachers Advisors, LLC (the “Sub-Adviser” or “TAL”) pursuant to which the Sub-Adviser will serve as the new investment sub-adviser to the Fund. The New Investment Management Agreements and New Sub-Advisory Agreements are each a “New Advisory Agreement” and collectively referred to as the “New Advisory Agreements,” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

Mortgage Opportunity and Mortgage Opportunity 2 are each term funds scheduled to terminate on November 30, 2019 and February 28, 2020, respectively. In light of the pending terminations, the Adviser, at the Meeting and prior meetings, provided the Boards with information regarding various alternatives to provide shareholders with the opportunity to maintain their securitized credit exposure or to exit their investment at net asset value through a tender offer. At the Meeting, each Board approved on behalf of its respective Fund, among other things, the amendment to the Fund’s Declaration of Trust to eliminate the term structure, the adoption of a new investment objective, the adoption of certain non-fundamental policies that would permit broader exposure to non-mortgage related asset-backed securities, the New Investment Management Agreement and the New Sub-Advisory Agreement. The Independent Board Members of each Board, however, also recognized that the elimination of the term structure would result in shareholders forgoing the opportunity to liquidate their shares in the Funds at net asset value which would occur if the Funds terminated. While some shareholders may want the continued investment exposure to securitized credit through the restructured Funds, the Boards considered that other shareholders may want the opportunity to receive their net asset value at termination pursuant to the Funds’ original terms. In weighing these competing interests, each Board authorized its respective Fund to commence a tender offer for shareholders to tender up to 100% of their shares at net asset value, subject to certain conditions being met (the tender offer together with the foregoing proposed modifications are the “Restructuring Proposals”).

To assist the Boards in their evaluation of the New Advisory Agreements with the Fund Advisers, the Independent Board Members had received, in adequate time in advance of the Meeting or prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the securitized credit asset class;

•	certain performance information (as described below);

•	the profitability of Nuveen Investments, Inc. and its affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds (as described below);

•	the expenses of the Fund, including comparisons of the Fund’s expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Sub-Adviser, if any.

At the Meeting and/or prior meetings, the Adviser made presentations to and responded to questions from the Boards. During the Meeting and/or prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review a Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. The information provided supplemented the information provided to the Boards and their committees throughout the year. As a result, the Independent Board Members employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Boards governing the Funds and working with the Fund Advisers in their review of the New Advisory Agreements.

It is with this background that the Independent Board Members considered the New Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Funds, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Funds and the profitability of Nuveen Investments; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Funds; and (f) other factors.

In deciding to approve the New Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Boards considered in deciding to approve the New Advisory Agreements and their conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the New Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. With respect to the Adviser, the Boards recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and leverage, capital and asset maintenance services. In addition to the services provided by the Adviser, the Boards have also noted the business-related risks the Adviser incurs in managing the Funds, including entrepreneurial, legal and litigation risks. The Boards further considered the proposed division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser to be provided by the Adviser.

With respect to the Sub-Adviser, the Boards recognized that the Adviser recommended the Sub-Adviser as the new sub-adviser to the Funds. The Boards noted that the Sub-Adviser will generally provide the portfolio services for the Funds. The Boards considered that the Funds were originally designed, in part, to invest in mortgage backed securities (i.e., MBS) and participate in the Federal government’s Public-Private Investment Program (the “PPIP”) which had a scheduled eight-year term. The Funds also were structured originally as term funds. The Boards recognized that the Adviser believes that securitized credit continues to be an attractive asset class. Accordingly, in connection with the proposed elimination of the term structure of the Funds, the Boards approved a revised investment objective and expanded securitized credit mandate for the Funds permitting the Funds to have greater exposure to asset-backed securities and securitized credit that are not mortgage related. In considering TAL as the new Sub-Adviser, the Boards considered information regarding, among other things, the organization of the fixed income investment team, the composition of the securitized credit team, the experience of the securitized credit team in managing the securitized credit asset class, and the investment process of the team.

Based on its review, each Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services to be provided to its restructured Fund under each applicable New Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of services, the Boards considered the investment performance of each Fund. In this regard, the Boards reviewed Fund performance over the quarter, one-, three-, and five-year periods ended December 31, 2018 as well as

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

performance data for the first quarter of 2019 ending March 29, 2019. The Independent Board Members recognized that they also had reviewed Fund performance over various time periods at their quarterly meetings throughout the year. The Boards reviewed Fund performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and its benchmark. In reviewing performance, the Board Members were aware of the inherent limitations in comparative performance data as the fund peers or benchmarks may pursue differing objective(s), strategies or have other characteristics that limit the value of the comparative data. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Boards also reviewed, among other things, the premium or discount to net asset value of the Funds as of a specified date as well as the Funds’ total return based on net asset value and market price over various periods.

In their review, the Boards noted that for Mortgage Opportunity, such Fund ranked in the third quartile of its Performance Peer Group for the one-year period, first quartile in the three-year period and second quartile in the five-year period ended December 31, 2018. The Fund also outperformed its benchmark, the Barclays US Aggregate Bond Index, in the one-, three- and five-year periods ended December 31, 2018. In addition, for Mortgage Opportunity 2, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile in the three- and five-year periods ended December 31, 2018. The Fund also outperformed its benchmark, the Barclays US Aggregate Bond Index, in the one-, three- and five-year periods ended December 31, 2018.

Each Board was satisfied with its Fund’s overall performance. However, the Boards recognized that the past performance was of limited value given that, subject to shareholder approval, the restructured Funds would be following a modified investment mandate with TAL as the new Sub-Adviser replacing Wellington Management Company LLP (“Wellington Management”).

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In evaluating the management fees and expenses that the Funds were expected to bear, the Boards considered the Funds’ proposed advisory fee arrangements as well as reviewed the existing advisory fee arrangements and the Funds’ total operating expense ratios. More specifically, the Boards considered the Funds’ current advisory and sub-advisory fee schedules. The Boards further reviewed, among other things, the respective Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Boards noted that each Fund had a net management fee and net expense ratio (excluding investment-related expenses of leverage and taxes) that were higher than its respective peer averages based on common assets for the latest fiscal year. The Boards, however, considered the methodology employed by Broadridge and considered that differences between the strategies of the applicable Fund and its respective Peer Universe may limit the value of the comparative data. In this regard, the Boards noted that the Funds’ net expense ratios were higher than the average of their Peer Universe, in part, due to the limited size of the Peer Universe which contained only three non-Nuveen funds. Further, the Boards recognized that differences in the amount, terms and cost of leverage employed by the Funds compared to peers will also impact the comparative data.

Notwithstanding the foregoing, the Boards noted that the Funds’ management fee is comprised of a fund-level fee and a complex-level fee. The Boards considered that under the New Investment Management Agreement for each Fund, the annual fund-level management fee rate charged on average daily managed assets is 15 basis points lower at each breakpoint than the current fund-level management fee schedule of each Fund. The Boards further noted that the Adviser agreed to waive fees and reimburse expenses in an amount equal to 1.5% of each Fund’s managed assets for the first six months, 0.75% for the next three months and 0.25% for the next three months for the first year following the effectiveness of the Restructuring Proposals, subject to certain conditions being met.

In their review of the fee arrangements for the Funds, the Boards further considered the proposed sub-advisory fee rate for TAL as the new Sub-Adviser to the Funds. The Boards recognized that each Fund currently pays 40% of the total annual management fee to the Adviser pursuant to its existing investment management agreement with the Adviser (the “Original Investment Management Agreement”) and 60% of the total annual management fee to Wellington Management pursuant to its existing sub-advisory agreement (the “Original Sub-Advisory Agreement”). Under the New Investment Management

Agreements, the respective Fund would pay the Adviser 100% of the total annual management fee. The Adviser, in turn, would pay TAL for serving as sub-adviser to the respective Fund 50% of the total annual management fee (net of applicable breakpoints, waivers and reimbursements) the Adviser receives under the applicable New Investment Management Agreement. Accordingly, the Adviser will pay TAL and not the Funds.

Based on its review of the information provided, each Board determined that its respective Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Boards also considered information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients included foreign investment companies offered by Nuveen and certain funds advised by the Sub-Adviser. The Boards reviewed, among other things, the range of fees assessed for the foreign investment companies in which Nuveen affiliates serve as an internal sub-adviser. The Board, however, considered that the differences in client base, governing bodies and operational complexities contributed to the differing management fee levels. Further, the Boards recognized that TAL also serves as sub-adviser to certain Nuveen exchange-traded funds (“ETFs”) and reviewed the range of management fees for such ETFs. The Boards, however, noted the passive management of the ETFs compared to the active management of the Funds also contributed to the differences in management fees. In general, the Boards noted that the higher fee levels reflect higher levels of services provided by the adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Boards also reviewed the management fees and expense ratios of certain funds advised by the Sub-Adviser in the TIAA-CREF family of funds but considered, among other things, the different pricing philosophies of such funds and the different services provided by TAL. The Boards concluded that the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen Investments’ level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen Investments including and excluding any distribution expenses incurred by Nuveen Investments from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Boards noted that two Independent Board Members, along with independent counsel, serve as the Boards’ liaisons to review and discuss any proposed changes to the methodology prior to the full Boards’ review.

In their review, the Independent Board Members evaluated, among other things, Nuveen Investments’ adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen Investments for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2018 versus 2017.

In addition to reviewing the profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2018 and as compared to their adjusted operating margins for 2017. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Boards noted that Nuveen Investments’ adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen Investments’ profitability, the Boards recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (i.e., TIAA). As such, the Boards also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Boards noted that Nuveen Investments’ level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Boards recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds.

As noted, the management fee is composed of a fund-level component and a complex-level component each with its own breakpoint schedule. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees as the eligible assets in the complex pass certain thresholds. The Boards recognized that the Adviser has agreed to reduce the annual fund-level management fee rate charged on average daily managed assets by 15 basis points at each breakpoint under the respective New Investment Management Agreement compared to the current fund-level management fee schedule of each Fund. The Boards further noted that the Adviser agreed to waive fees and reimburse expenses in an amount equal to 1.5% of each Fund’s managed assets for the first six months following the effectiveness of the Restructuring Proposals, 0.75% for the next three months and 0.25% for the next three months, subject to certain conditions being met. In addition to the foregoing, the Boards recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, product innovations and other organization changes designed to leverage efficiencies across the business.

Based on its review, each Board determined that the proposed fee arrangements appropriately share any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. In this regard, the Boards noted that TAL is an indirect wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”) and an affiliate under common control with Nuveen. The Boards further recognized that Wellington Management was unaffiliated with Nuveen. Accordingly, the Board recognized that the Adviser and its affiliate, TAL, would be retaining all of the advisory fees paid by the Funds under the New Advisory Agreements since the Adviser and TAL are affiliated notwithstanding the reduction in advisory fee rates. Further, the Boards also recognized that the allocation of fees between the Adviser and TAL is different than the allocation of management fees between the Adviser and Wellington Management. In this regard, the Boards noted that the Adviser would receive more of the allocation of management fees under the New Investment Management Agreement than the Adviser had received under the Original Investment Management Agreement.

In addition, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”) and noted that TAL does not participate in soft dollar arrangements with respect to fund portfolio transactions.

Based on their review, the Boards concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each New Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund, and recommended that shareholders approve the New Advisory Agreements.

G.	Considerations

If the restructuring does not take effect with respect to a Fund, the respective Fund will terminate in accordance with its terms unless the Board extends the term of the Fund in accordance with the charter documents of the Fund. To avoid any interruption of services, the Boards at the Meeting also renewed the Original Investment Management Agreement and the Original Sub-Advisory Agreement (collectively, the “Original Advisory Agreements”) permitting the Adviser and Wellington Management to continue to serve as investment adviser and sub-adviser to the Funds, respectively, until their scheduled termination.

II.	Renewal of Original Advisory Agreements

As noted above, at the Meeting, the Board of each Fund, including the Independent Board Members, also renewed, on behalf of its respective Fund, the Original Investment Management Agreement with the Adviser and the Original Sub-Advisory Agreement with Wellington Management in case the restructuring of the Funds does not occur and the New Advisory Agreements do not become effective. In such circumstances, the Adviser and Wellington Management would continue to serve as investment adviser and sub-adviser, respectively, until the respective Fund’s termination. For purposes of this section, the Adviser and Wellington Management are hereafter the “Original Fund Advisers.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Boards received and reviewed prior to the Meeting extensive materials specifically prepared for the annual review of the Original Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Original Fund Advisers; a review of Wellington Management and its investment team; an analysis of the Fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of the secondary market trading of shares of the Nuveen closed-end funds, including the Funds; a review of the leverage management actions taken on behalf of the closed-end Nuveen funds; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and Wellington Management; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Funds and the Adviser’s evaluation of Wellington Management. The Independent Board Members asked questions and requested additional information that was provided for the Meeting.

The information prepared specifically for the annual review of the Original Advisory Agreements supplemented the information provided to the Boards and its committees throughout the year. Each Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Original Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds;

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; valuation of securities; fund expenses; payments to financial intermediaries; and overall market and regulatory developments. The Independent Board Members considered the review of advisory arrangements of the Funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Original Advisory Agreements. The original contractual arrangements were the result of multiple years of review, negotiation and information provided in connection with the Boards’ annual review of the Funds’ advisory arrangements and oversight of the Funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or Wellington Management were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing investment advisory agreements.

In deciding to renew the Original Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Boards considered in deciding to renew the Original Advisory Agreements and their conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Original Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Original Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Boards recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. As indicated above with respect to the New Investment Management Agreements, some of the functions the Adviser is responsible for under the Original Investment Management Agreements include, but are not limited to: product management; investment oversight; risk management and securities valuation services; fund accounting and administration services; oversight of shareholder services and transfer agent functions; Board support and administrative services; compliance and regulatory oversight services; legal support and oversight of outside law firms; and leverage, capital and asset maintenance services. In reviewing the scope and quality of services, the Boards recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance its services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements. In this regard, the Adviser proposed the restructuring of the Funds to provide shareholders with the opportunity to maintain their securitized credit exposure or to exit their investment at net asset value through a tender offer;

•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing Nuveen funds;

•

Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

•

Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

•

Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•

Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Boards, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other information technology risk-related reports;

•

Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and

•	with respect specifically to closed-end funds, such initiatives also included:

•	Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

•	Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

•	Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and

•	Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Boards also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Boards further considered the division of responsibilities between the Adviser and Wellington Management and recognized that Wellington Management and its investment personnel generally are responsible for the management of the respective Fund’s portfolio. The Boards noted that the Adviser oversees Wellington Management and considered an analysis of Wellington Management provided by the Adviser which included, among other things, Wellington Management’s assets under management (“AUM”) and changes thereto, a summary of the investment team and changes thereto, the stability and history of the organization, the investment approach of the team and the performance of the Funds over various periods. The Boards noted that the renewal of the Original Sub-Advisory Agreements would avoid any disruption in management services if the Restructuring Proposals were not consummated. In this regard, Wellington Management would be permitted to continue as sub-adviser until the Funds terminate in accordance with their terms, unless the Boards extended the term of the respective Fund in accordance with the charter documents of the Fund.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Based on its review, each Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Fund under each applicable Original Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Original Fund Advisers, the Boards also reviewed the investment performance of the Funds. As noted, the Boards reviewed each Fund’s performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The Independent Board Members recognized that they had reviewed Fund performance over various time periods at their quarterly meetings throughout the year. The Boards reviewed Fund performance on an absolute basis and in comparison to the Performance Peer Group and its benchmark. In reviewing performance, the Board Members were aware of the inherent limitations in comparative performance data as the fund peers or benchmarks may pursue differing objective(s), strategies or other characteristics that limit the value of the comparative data. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Boards also reviewed, among other things, the premium or discount to net asset value of the Funds as of a specified date as well as the Funds’ total return based on net asset value and market price over various periods.

In their review, the Boards noted that for Mortgage Opportunity, such Fund ranked in the third quartile of its Performance Peer Group for the one-year period, first quartile in the three-year period and second quartile in the five-year period ended December 31, 2018. The Fund also outperformed its benchmark, the Barclays US Aggregate Bond Index, in the one-, three- and five-year periods ended December 31, 2018. In addition, for Mortgage Opportunity 2, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile in the three- and five-year periods ended December 31, 2018. The Fund also outperformed its benchmark, the Barclays US Aggregate Bond Index, in the one-, three- and five-year periods ended December 31, 2018. Each Board was satisfied with its Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In their annual review, the Boards considered the fees paid to the Original Fund Advisers and the total operating expense ratio of the respective Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. As noted above, the Boards considered, among other things, the Funds’ current advisory and sub-advisory fee schedules and the respective Fund’s gross and net management fee rates and net total expense ratio in relation to those in its Peer Universe. Although the Boards noted that each Fund had a net management fee and net expense ratio (excluding investment-related expenses of leverage and taxes) that were higher than its respective peer averages based on common assets for the latest fiscal year, the Boards had recognized the differences between the strategies of the applicable Fund and its respective Peer Universe which limited some of the value of the comparative data. In this regard, the Boards noted that the Funds’ net expense ratios were higher than the average of their Peer Universe, in part, due to the limited size of the Peer Universe which contained only three non-Nuveen funds. Further, the Boards recognized that differences in the amount, terms and cost of leverage employed by the Funds compared to peers as well as differences in fee waivers also impacted the comparative data. Based upon its review, each Board determined that its Fund’s management fees to the respective Original Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the applicable Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Boards also considered information regarding the range of fees the Adviser and its affiliates charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers, such other clients may include: retail and institutional accounts; hedge funds; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; collective investment trusts; and exchange-traded funds offered by Nuveen. In addition to the comparative fee data, the Boards also reviewed, among other things, a description of the different levels of services provided to these clients compared to the services provided to the Funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Boards noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and hedge funds and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. The Boards concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

As noted above, the Independent Board Members considered Nuveen Investments’ level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017 in its review of fees. The Independent Board Members had reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Boards considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.

The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Boards noted that two Independent Board Members, along with independent counsel, serve as the Boards’ liaisons to review profitability and discuss any proposed changes to the methodology prior to a full Board’s review.

Aside from Nuveen’s profitability, the Boards recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of TIAA and reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.

In addition to Nuveen, the Independent Board Members also considered the profitability of Wellington Management from its relationship to the Funds. In this regard, the Boards reviewed certain unaudited financial data of Wellington Management, including revenues, expenses and net income (pre-tax and post-tax) for the years ended December 31, 2018, 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Boards noted that Nuveen’s and Wellington Management’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions noted below) and investments in its business which can enhance the services provided to the Funds for the fees paid. The Funds pay a management fee comprised of a fund-level component and complex-level component each with its own breakpoint schedule to take advantage of economies of scale that may occur not

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

only when the assets of a particular Fund grow but also when the assets in the complex grow. The Boards reviewed the breakpoint schedules.

In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Boards concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Original Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2018 as a result of serving as the underwriter on shelf offerings of existing Nuveen closed-end funds. In addition, the Independent Board Members considered whether Wellington Management uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Boards noted that Wellington Management does not participate in soft dollar transactions with respect to Fund portfolio transactions.

Based on their review, the Boards concluded that any indirect benefits received by an Original Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members recognized that the Funds may be restructured and that if the Restructuring Proposals are consummated, the Funds would no longer be term funds and would continue with the Adviser as investment adviser and TAL as the new sub-adviser. Nevertheless, to avoid any disruption in services if the restructuring does not occur and the New Advisory Agreements are not approved, the Board Members, including the Independent Board Members, approved the Original Advisory Agreements, determined that the terms of each Original Advisory Agreement were fair and reasonable, that the respective Original Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed to permit the continuation of services if the Restructuring Proposals are not consummated.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-H-0619D 915409-INV-B-08/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 5, 2019